UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

NOTICE

OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2026

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held on June 24, 2026 at 10:00 a.m., Eastern time. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2026. Please see “Questions and Answers” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the following purposes:

1.	to elect two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);
2.	to approve amendments to the Company’s Employee Stock Purchase Plan (the “ESPP”) to (i) increase the total number of shares of the Company’s common stock available under the ESPP by an additional 200,000 shares, from 15,774 shares to 215,774 shares and (ii) raise the annual limit for increases under the evergreen provision from 5,556 to 500,000 shares (the “ESPP Proposal”);
3.	to ratify the appointment of CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2026 (the “Accountant Ratification Proposal”); and
4.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on April 27, 2026 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet by following the instructions in these proxy materials. If you requested a physical copy of these proxy materials, you may also submit a proxy by completing, signing and dating the accompanying proxy card and returning it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

April 30, 2026

New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 24, 2026:

The Company’s Proxy Statement and Annual Report are available at http://www.cstproxy.com/pavmed/2026.

PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2026

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 24, 2026, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2026. Please see “Questions and Answers” below for more details.

The Company’s annual report for the fiscal year ended December 31, 2025 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed or made available to stockholders beginning on or around April 30, 2026 in connection with the solicitation of proxies by the Board.

QUESTIONS AND ANSWERS

When and where will the meeting take place?

The Annual Meeting will be held on June 24, 2026, at 10:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct an in-person annual meeting of stockholders in 2026.

Stockholders participating in the Annual Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Annual Meeting, virtual attendees will be able to:

●	vote via the Annual Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Annual Meeting via the Annual Meeting webcast.

Stockholders may submit questions or comments during the meeting through the Annual Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are three proposals being presented for stockholder vote at the Annual Meeting:

●	the election of two members of the Board as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (referred to herein as the “Director Election Proposal”);

●	the approval of an amendment to the ESPP to (i) increase the total number of shares of the Company’s common stock available under the ESPP by an additional 200,000 shares, from 15,774 shares to 215,774 shares and (ii) raise the annual limit for increases under the evergreen provision from 5,556 to 500,000 shares (referred to herein as the “ESPP Proposal”); and

●	the ratification of the appointment of CBIZ CPAs as the Company’s independent registered certified public accounting firm for the year ending December 31, 2026 (referred to herein as the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the management nominees in the Director Election Proposal;

●	“FOR” the ESPP Proposal; and

●	“FOR” the Accountant Ratification Proposal.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Company uses the internet as the primary means of furnishing proxy materials to stockholders. The Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to its stockholders with instructions on how to access the proxy materials online at www.cstproxy.com/pavmed/2026 or request a printed copy of the materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. The Company encourages stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of the Company’s annual meetings and reduce the Company’s printing and mailing costs.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, April 27, 2026, are entitled to vote at the Annual Meeting. Holders of the common stock have one vote for each share that they own on such date. As of the record date, 7,272,739 shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards).

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Annual Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

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How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Annual Meeting. You may attend the Annual Meeting and vote via the Annual Meeting webcast.

●	By Proxy via the Internet. You may vote by proxy via the Internet. Your Notice of Internet Availability or proxy card provides instructions for accessing the website through which you may submit a proxy via the Internet.

●	By Proxy via the Mail. If you requested printed copies of the proxy materials, you may vote by proxy via the mail by completing the included proxy card and returning it in the postage-paid return envelope.

Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Annual Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth below for attending the Annual Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s President and Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the management nominees in the Director Election Proposal, “FOR” the ESPP Proposal, and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting. To attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/pavmed/2026, enter the control number you received on your Notice of Internet Availability or proxy card, and log into the meeting site using your control number.

Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Continental Stock Transfer no later than 4:00 p.m. on June 12, 2026.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is 8196108#. You will not be able to vote or submit questions unless you log into the Annual Meeting webcast as described above.

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What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, your bank, broker or other nominee generally may vote on routine matters but may not vote on non-routine matters. If your bank, broker or other nominee does not receive instructions from you on how to vote your shares on a non-routine matter, your bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The Company expects that the Director Election Proposal and the ESPP Proposal will be considered non-routine matters. If they are treated as non-routine matters, as expected, broker non-votes may occur with respect to these proposals. The Company expects that the Auditor Ratification Proposal will be considered a routine matter. If it is treated as a routine matter, as expected, broker non-votes should not occur with respect to this proposal.

How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting via the Annual Meeting webcast. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke a stockholder’s proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

Beneficial Owners. Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. Shares subject to abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, as described above, a “broker non-vote” may occur with respect to shares held in street name when the bank, broker or other nominee has not received instructions from the beneficial owner as to how the shares are to be voted on a non-routine matter and does not have discretionary authority to vote such shares on the matter. The shares subject to a proxy which are not being voted on a particular non-routine matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares may be present and entitled to vote on other matters (including routine matters), in which case the shares will count as present for purposes of determining the existence of a quorum. If the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, however, the shares will not be counted as present for purposes of determining the existence of a quorum.

How many votes are required to approve each proposal?

Director Election Proposal. Election of a nominee in the Director Election Proposal requires the affirmative vote of a plurality of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” their election (up to the number of directors to be elected) are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

ESPP Proposal. Approval of the ESPP Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

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Accountant Ratification Proposal. The Accountant Ratification Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. However, if banks, brokers and other nominees have discretionary authority to vote on this proposal, as expected, there should not be any broker non-votes with respect to this proposal. The results of the Accountant Ratification Proposal are advisory and non-binding on the Board.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Annual Meeting?

Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the matters to be presented at the Annual Meeting. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement.

The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

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THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Ronald M. Sparks and Timothy Baxter, whose terms expire at the Annual Meeting, two directors in Class B, Sundeep Agrawal, M.D. and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2028 annual meeting of stockholders. At the Annual Meeting, the Company’s stockholders will elect two Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

The Board is nominating Ronald M. Sparks and Timothy Baxter, each a current Class A director, for re-election as the Class A directors. Biographical information about the nominees can be found in “Directors, Executive Officers and Corporate Governance” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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THE ESPP PROPOSAL

The ESPP is a benefit that the Company makes broadly available to its employees and employees of certain of its subsidiaries that allows them to purchase shares of the Company’s common stock at a discount. On April 27, 2026, the Board approved amendments to the ESPP as described below, subject to approval by the Company’s stockholders. At the Annual Meeting, stockholders will vote on a proposal to approve these amendments.

If approved by stockholders, the amendments will increase the total number of shares authorized for employee purchase by 200,000 shares, from 15,774 shares to 215,774 shares, and raise the annual limit for increases under the evergreen provision from 5,556 to 500,000 shares.

The Company’s executive officers generally are permitted to participate in the ESPP, unless excluded as “highly compensated employees” or otherwise as described below, and therefore they have an interest in this proposal.

The form of the amended and restated ESPP is attached as Annex A to this proxy statement.

Reasons for the Amendments to the ESPP

The Company believes that the ESPP is an essential tool that helps it compete for talent in the labor markets in which it operates. The Company also believes the ESPP is a crucial element in rewarding and encouraging current employees that promotes stock ownership by employees, which aligns their interests with those of the Company’s stockholders.

As of the date of this proxy statement, 15,774 shares remain available for issuance under the ESPP. The Company believes that the present number of shares remaining available for issuance under the ESPP and the present maximum on annual increases will not be sufficient for the expected levels of ongoing participation in the ESPP. At current participation levels, the ESPP may not have enough shares available for purchase for the current year and the existing annual increase will not be sufficient to address the deficiency for ensuing years.

Therefore, increasing the number of shares available under the ESPP and raising the annual limit for increases under the evergreen provision would be appropriate to help the Company meet the goals of its compensation strategy. The Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer employees the opportunity to acquire or increase their ownership interests in the Company. If the ESPP Proposal is approved, 215,774 shares will immediately become available for issuance under the ESPP. Furthermore, up to 500,000 additional shares may become available on January 1st of each calendar year, continuing through January 1, 2031, pursuant to the evergreen provisions of the ESPP.

Summary of the ESPP

The following is summary of the principal features of the ESPP. The summary is qualified in its entirety by reference to the full text of the ESPP, which is set forth in Annex A.

Purpose

The purpose of the ESPP is to encourage and enable eligible employees of the Company and certain of its subsidiaries to acquire property interests in the Company through ownership of the Company’s common stock. We believe that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in our growth and earnings.

General

The ESPP permits eligible employees to use payroll deductions to purchase shares of the Company’s common stock at a discount to the market price.

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The payroll deductions generally accumulate over Offering Periods, each of which is generally six months long (see “—Offering Periods” below). On the first day of each Offering Period, each participant in the ESPP will automatically be granted an option to purchase as many whole shares of common stock as the participant will be able to purchase with the payroll deduction credited to his or her account during the Offering Period. At the end of the Offering Period, the total payroll deductions of all participants are used to purchase common stock directly from the Company at a discount to market price.

It is our intention that, for employees subject to U.S. tax, the ESPP will qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled “—Federal Income Tax Consequences” below. However, the ESPP also authorizes the grant of options that do not qualify under Section 423 of the Code pursuant to “non-423 offerings” under the ESPP.

Eligibility

Any person, including any officer, who is employed by the Company or a designated subsidiary of the Company, is eligible to participate in the ESPP. Individuals are not eligible to participate in the ESPP if they provide services as an independent contractor. The Administrator (see “—Administration” below) may determine, as to any Offering Period, that the offer will not be extended to highly compensated employees within the meaning of Section 4l4(q) of the Code. As of April 27, 2026, approximately 40 employees, including 5 executive officers, were eligible to participate in the ESPP.

Number of Shares Offered

There will be a maximum of 215,774 shares of common stock available for sale to participants under the ESPP (assuming the ESPP Proposal is approved). In addition, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, ending on (and including) January 1, 2031, in an amount equal to the lesser of (a) 2% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year, and (b) 500,000 shares (assuming the ESPP Proposal is approved). Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock.

The shares of common stock to be delivered to participants will be from the Company’s authorized but unissued common stock. If any option granted under the ESPP terminates without having been exercised, the shares not purchased under such option will again become available for issuance. If the number of shares to be purchased at the end of an Offering Period exceeds the total number of shares available under the ESPP, the Administrator will make a pro rata allocation of shares, as determined in the Administrator’s sole discretion.

The closing sale price of the Company’s common stock was $8.40 per share on the record date, April 27, 2026.

Administration

The Plan may be administered by the Board or by a committee of the Board. The Board or such committee, as applicable, is referred to as the “Administrator.” Presently, the ESPP is administered by the compensation committee.

The Administrator has the authority and responsibility for the day-to-day administration of the ESPP, which, to the extent permitted by applicable laws, it may delegate to a sub-committee. Subject to the provisions of the ESPP, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to, interpreting the ESPP and adopting rules and regulations it deems appropriate to implement the ESPP, and making all other decisions relating to the operation of the ESPP.

Enrollment, Contributions and Loans

Eligible employees may become participants in the ESPP by enrolling during an open enrollment period. Eligible employees enroll by completing the appropriate forms and agreements, as directed by the Company or its designee. Following the end of each Offering Period, participants will be automatically re-enrolled in the next Offering Period, using the same rate of payroll contributions during the prior Offering Period, unless they request otherwise, or they choose to withdraw from the ESPP, or their employment terminates or they are otherwise ineligible to participate, in each case, in accordance with the terms of the ESPP.

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The amount of payroll deduction that a participant may select must be a whole percentage of at least 1%, but not more than 15%, of the participant’s cash compensation paid through the Company’s or a designated subsidiary’s payroll system for personal services rendered during the course of employment. The aggregate amount of the specified percentage will be deducted from the participant’s paychecks on an after-tax basis in installments each pay period during the term of the Offering Period. Payroll deductions will begin with the first Offering Period following a participant’s enrollment, and will remain in effect for successive Offering Periods until amended or the participant withdraws from, or is no longer eligible for, the ESPP, in each case, in accordance with the terms of the ESPP.

Offering Periods

An Offering Period is the period established in advance by the Administrator during which payroll deductions are collected to purchase shares under the ESPP. Unless the Administrator determines otherwise, there are two Offering Periods that commence per year, each of approximately 6 months’ duration, with the first beginning on June 1 and the second beginning on December 1 (or the next day after such days that national stock exchanges are open for business).

Purchase of Shares

Shares purchased under the ESPP will be purchased at a discounted price equal to 85% of the lower of the fair market value of the Company’s common stock on the first day of the Offering Period or the fair market value of the Company’s common stock on the last day of the Offering Period. The “fair market value” on a given date is the last sales price (in regular trading) of the Company’s common stock as furnished by Nasdaq or any other established stock exchange for the date in question or, if no sales of Common Stock were so furnished on that date, the last such price on the most recent preceding day on which prices were furnished.

Unless a participant withdraws from the ESPP, the option to purchase shares will be exercised automatically on the last day of the Offering Period for the number of whole shares that the amount of the accumulated payroll deductions purchase at the applicable purchase price.

However, other than in the case of non-423 offerings, no participant will be granted an option to purchase shares of common stock under the ESPP, under which the participant’s right to purchase shares accrues at a rate that exceeds $25,000 for each calendar year. Additionally, no participant in the ESPP will be granted an option to purchase shares under the ESPP if, immediately after the option is granted, such participant would own or hold options to purchase shares representing five percent or more of the total combined voting power or value of the Company’s common stock. The Administrator has the right to impose additional limits on share purchases.

Termination of Participation

A participant may withdraw from the ESPP, in whole but not in part, at any time before the last day of the Offering Period. If a participant withdraws from the ESPP during an Offering Period, his or her option will be cancelled and all of the payroll deductions credited to his or her account will be refunded. In addition, if a participant’s employment ends for any reason during an Offering Period, including due to death, his or her option will be deemed cancelled, the participant will be deemed withdrawn from the Plan and all of the payroll deductions credited to his or her account will be refunded.

Non-Transferability

The options to purchase shares under the ESPP are not transferable. If a participant attempts to sell, pledge, assign, or transfer his or her option, the option will immediately terminate and all of the payroll deductions credited to the participant’s account will be refunded.

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Adjustments; Certain Transactions

Upon any reclassification, recapitalization, stock split (including a stock dividend) or reverse stock split, any merger, combination, consolidation, or other reorganization, any spin-off, split-up, or similar extraordinary dividend distribution in respect of the common stock, or any exchange of common stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, then the Administrator shall equitably and proportionately adjust, among other things, the number and type of securities that thereafter may be made the subject of options (including the specific share limits, maximums and numbers of shares set forth in the ESPP and available under the “evergreen” provision) and the number, amount and type of securities subject to and the purchase price of any outstanding options.

In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the state in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control (as defined in the ESPP), or in the event the Company is liquidated, then all outstanding options under the ESPP shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (which will be deemed to be the end of the Offering Period in such case).

Amendment and Termination

The Board may from time to time amend or terminate the ESPP in any manner it deems necessary or advisable, except that (i) no such action shall adversely affect any then outstanding and vested options under the ESPP unless such action is required to comply with applicable laws; and (ii) no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by applicable laws. Upon the termination of the ESPP, the balance all of the payroll deductions credited to the participant’s account will be refunded.

Federal Income Tax Consequences

The following discussion of the U.S. federal income tax consequences of participation in the ESPP is only a summary of the general rules applicable to the grant and exercise of options under the plan and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. The ESPP also authorizes the grant of rights to purchase stock that do not qualify under Section 423 pursuant to non-423 offerings under the ESPP. Under an employee stock purchase plan that qualifies under Section 423, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal in an amount equal to such excess. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the Shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (b) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

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If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

New Plan Benefits

The benefits that will be awarded or paid in connection with the amendments to the ESPP are not currently determinable. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the increase in shares under the ESPP is approved by the Company’s stockholders. Non-employee directors and consultants are not eligible to participate in the ESPP.

Past Participation in the ESPP

The table below sets forth the number of shares of the Company’s common stock issued under the ESPP from the plan’s inception to April 27, 2026.

Name and Position	Aggregate ESPP Shares Issued
Lishan Aklog, M.D., Chairman of the Board and Chief Executive Officer	—
Dennis M. McGrath, President and Chief Financial Officer	74
Shaun M. O’Neil, Chief Operating Officer	136
Michael A. Gordon, General Counsel and Secretary	—
Victoria T. Lee, Chief Medical Officer	—
Executive officers as a group (five individuals)	210
Directors (other than executive officers) as a group	—
Employees (other than executive officers) as a group	5,128
Total	5,338

As of April 27, 2026, no non-executive employee has been issued five percent or more of the total shares of common stock of the Company issued under the ESPP. The non-employee members of the Board are not eligible to participate in the ESPP. No shares of common stock of the Company have been issued under the ESPP to an associate of a non-employee director nor to a nominee for election as a director or executive officer.

Required Vote and Recommendation

Approval of the ESPP Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ESPP PROPOSAL.

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THE ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed CBIZ CPAs to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

CBIZ CPAs has served as the Company’s independent registered public accounting firm since April 23, 2025. Prior to such date, commencing with the fiscal year ended December 31, 2019, Marcum LLP (“Marcum”) served as the Company’s independent registered public accounting firm. On November 1, 2024, CBIZ CPAs acquired the attest business of Marcum. Solely as a result of the acquisition, on April 23, 2025, Marcum resigned as the Company’s independent registered public accounting firm and, with the approval of the audit committee of the Board, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm.

While stockholder ratification of the Board’s decision to retain CBIZ CPAs is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

CBIZ CPAs has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of CBIZ CPAs will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2025 and 2024 by CBIZ CPAs, the Company’s principal accountants from and after April 23, 2025, and Marcum, the Company’s principal accountants prior to April 23, 2025.

Year Ended December 31,
	2025	2024(5)
Marcum LLP
Audit Fees(1)(4)	$—	$691,000
Audit-Related Fees(2)(4)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
CBIZ CPAs P.C.
Audit Fees(1)(4)	443,000	—
Audit-Related Fees(2)(4)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$443,000	$691,000

(1)	Audit fees consist of fees billed for professional services by the Company’s independent registered public accounting firm for audits and quarterly reviews of the Company’s consolidated financial statements during the years ended December 31, 2025 and 2024 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

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(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

(4)	The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

(5)	For the year ended December 31, 2024, fees in respect of professional services provided to Lucid Diagnostics are only included in the table above to the extent incurred in respect of the period through September 10, 2024, to reflect the deconsolidation of Lucid Diagnostics from the Company’s financial statements as of such date.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

Information Related to the Change in Independent Registered Public Accounting Firms

The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 23, 2025, the date of Marcum’s resignation, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 23, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or regarding the type of audit opinion that might be rendered by CBIZ CPAs on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S- K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Required Vote and Recommendation

Approval of the Accountant Ratification Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ACCOUNTANT RATIFICATION PROPOSAL.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Name	Age	Position
Lishan Aklog, M.D.	60	Chairman and Chief Executive Officer
Dennis M. McGrath	69	President and Chief Financial Officer
Shaun M. O’Neil	44	Chief Operating Officer
Michael A. Gordon	52	General Counsel and Secretary
Michael J. Glennon	60	Vice Chairman and Director
Victoria T. Lee, M.D.	40	Chief Medical Officer
Sundeep Agrawal, M.D.	41	Director
Timothy E. Baxter	65	Director
Ronald M. Sparks	71	Director
Debra J. White	64	Director

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Ronald M. Sparks and Timothy E. Baxter, whose terms expire at the Annual Meeting, two directors in Class B, Sundeep Agrawal, M.D. and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2028 annual meeting of stockholders.

Executive Officers

Lishan Aklog, M.D. has been the Company’s Chairman and Chief Executive Officer since its inception. Dr. Aklog also has been the Chairman and Chief Executive Officer of Lucid Diagnostics Inc. (“Lucid”), the Company’s subsidiary, since the consummation of Lucid’s initial public offering. Prior to the initial public offering, starting from Lucid’s inception, he served as Lucid’s Executive Chairman. Dr. Aklog also has served as Executive Chairman of the Company’s other majority-owned subsidiary, Veris Health Inc., since its inception in May 2021. Dr. Aklog has also served as a co-founding Partner of both Pavilion Holdings Group (“PHG”), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations (“PMI”), a venture-backed medical device incubator, since its inception in 2009. Dr. Aklog previously served as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until its acquisition in October 2012 by AngioDynamics Inc. (Nasdaq: ANGO) for $55 million. Dr. Aklog has been a consultant to Biomet Inc., now Zimmer Biomet (NYSE: ZBH), since 2009. He previously served as a consultant to AngioDynamics, from 2012 to 2016, Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc. from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. Dr. Aklog also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic, St. Jude Medical, Guidant Cardiac Surgery (now, Maquet Cardiovascular) and Cardiovations (then, a division of Johnson & Johnson). Dr. Aklog is an inventor on 13 issued patents and over 30 patent applications, including the core patents of Vortex Medical’s AngioVac system and the patents for a majority of the Company’s products. Prior to entering the medical device industry full-time in 2012, Dr. Aklog was, from 2006 to 2012, Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona. From 2002 to 2006, Dr. Aklog was Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery and Director of Minimally Invasive Cardiac Surgery at Mount Sinai Medical Center in New York. From 1999 to 2002, Dr. Aklog was Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was then awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters. He has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and has been elected to the American Association of Thoracic Surgery. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. He serves as Chairman of the Boston ECG Project Charitable Foundation and the New York Executive Committee of Human Rights Watch. Dr. Aklog received his A.B., magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa. Dr. Aklog received his M.D., cum laude, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Company’s Board of Directors due to his extensive experience in founding and building successful medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

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Dennis M. McGrath has served as the Company’s President since March 2019 (having served as Executive Vice President from March 2017 to March 2019) and as the Company’s Chief Financial Officer since March 2017. Additionally, Mr. McGrath has served as the Chief Financial Officer of Lucid (Nasdaq: LUCD) since its IPO in October 2021 and was a board member of Lucid from its founding in 2018 until October 2021. Mr. McGrath is also a director of Veris Health Inc., a majority owned subsidiary of PAVmed. Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (formerly, Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as a board member and Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition, he serves as the audit and compensation committee chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), LivProcess (formerly BioVector, Inc.), Citius Pharmaceuticals, Inc. (Nasdaq: CTXR), and Citius Oncology, Inc (Nasdaq: CTOR). Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW) and from 2014 to 2024 as a director of Cagent Vascular, Inc. In 2011 Mr. McGrath became a founding member of Intact Vascular, Inc. which was sold to Royal Phillips in 2020. He also serves on the Board of Visitors for Taylor University and as Chairman of the Board of Trustees of Manor College.

Shaun M. O’Neil has served as the Company’s Executive Vice President and Chief Operating Officer since February 2022. Previously, from July 2018 to February 2022, he served as the Company’s Chief Commercial Officer and Executive Vice President of Business Development. Mr. O’Neil also has served as President and Chief Operating Officer of Lucid, the Company’s subsidiary, since November 2023. Previously, from April 2022 to November 2023, he served as the Executive Vice President and Chief Operating Officer of Lucid, and prior to that, from July 2018 to March 2022, he served as the Chief Commercial Officer of Lucid, where he oversaw the build out of the commercial operations, including sales strategy, market access, clinical support, and national marketing activities. Additionally, Mr. O’Neil was responsible for the negotiation and integration of the acquisition of certain key assets from PacificDx (subsidiary of ResearchDx), a CLIA/CAP certified lab operator, which formed the foundation of the Lucid’s own laboratory, known as LucidDx Labs. Previously, from July 2018 to February 2022, he served as Chief Commercial Officer and Executive Vice President of Business Development of PAVmed. From June 2011 to June 2018, Mr. O’Neil served in various positions at Angiodynamics (Nasdaq: ANGO). From June 2011 to May 2013, he served as a Product Manager for the Peripheral Vascular Division, overseeing the Thrombus Management portfolio and the marketing lead on the acquisition of Vortex Medical. From May 2013 to June 2014, he served as a Senior Product Manager, Peripheral Vascular and previously serving in a sales leadership role as a Regional Business Manager from June 2014 to July 2018. During his tenure at Angiodynamics, Mr. O’Neil held increasing levels of responsibility, lead due diligence on multiple acquisition targets, managed both up and downstream marketing activities, managed a national team of clinical specialists and a sales team focused on selling to multiple clinical targets, including Interventional Radiology, Interventional Cardiology, Vascular Surgery, and Cardiothoracic Surgery. He was instrumental in launching the AngioVac system which has become the standard of care for minimally invasive removal of undesirable intravascular material from the right side of the heart. From October 2005 to July 2011, Mr. O’Neil held various roles at Aycan Medical Systems where he was responsible for launching multiple novel proprietary solutions, including a vendor neutral DICOM archive and apple based medical imaging post processing station that included multi-modality post-processing workstations with specific focus in Mammography, Nuclear Medicine, Oncology, Vascular Surgery (AAA planning), Dynamic MRI/CT, that included Teleradiology and Dictation services. Mr. O’Neil received his bachelor’s in business administration from Alfred University and master of business administration from Rochester Institute of Technology.

Michael A. Gordon has served as the Company’s and its subsidiary Lucid’s General Counsel and Secretary since May 2022. Previously, from October 2006 to May 2022, he was a member of the corporate department of the law firm Friedman Kaplan Seiler Adelman & Robbins LLP, where he was a partner from January 2013 through May 2022, and a member of the firm’s management committee from January 2019 through May 2022. While at Friedman Kaplan, Mr. Gordon represented PAVmed and Lucid in a range of M&A, financing and other corporate and commercial transactions, and also advised the companies and their boards on corporate governance matters. Prior to joining Friedman Kaplan, Mr. Gordon was a corporate associate with the law firm Cravath Swaine & Moore LLP. Mr. Gordon received his J.D. from Fordham University School of Law, where he graduated magna cum laude in 2004, and his A.B. in Economics from Dartmouth College, where he graduated cum laude in 1996.

Victoria T. Lee, M.D. has served as the Company’s Executive Vice President & Chief Medical Officer since March of 2025. Dr. Lee has also served as the Chief Medical Officer of Lucid, the Company’s subsidiary, since April of 2023. Previously, from April 2023 to March 2025, Dr. Lee served as the Company’s Chief Medical Officer and Senior Vice President, and from August 2022 to April 2023 she served as the Vice President of Medical Affairs. Dr. Lee brings extensive experience in clinical affairs and research in the medical technology industry, including in pre-market and post-market clinical trials, collaboration with clinical research organizations and key opinion leaders and general oversight of clinical research operations. She has been a frequent collaborator on regulatory submissions to the FDA and European regulatory authorities. She previously served as a physician consultant at McKinsey and Company with a focus on medical policy, resource utilization, and optimizing efficiencies in healthcare. Dr. Lee is a graduate of the University of Washington and NYU Grossman School of Medicine, and completed her training at Harvard and NYU teaching hospitals.

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Directors

In addition to Dr. Aklog, the following individuals will serve as directors of the Company immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Michael J. Glennon has served as the Company’s Vice Chairman and a director since October 2014. Mr. Glennon has served as a co-founding partner of both PHG and PMI since their respective inceptions in 2007 and 2009 and also serves as Chairman and Chief Executive Officer of PMI. Mr. Glennon served as President, Chief Executive Officer and a director of Saphena Medical from its inception in 2013 until its acquisition in August 2024 by Zimmer Biomet. Mr. Glennon was the President and Chief Executive Officer of Vortex Medical Inc. from its inception in 2008 until its acquisition in October 2012 by AngioDynamics. From 2005 to 2007, Mr. Glennon was Senior Vice President - Sales and Marketing for Accellent Inc., a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. From 2004 to 2005, Mr. Glennon was a Cardiac Rhythm Management District Manager at Medtronic. From 1996 to 2004, Mr. Glennon served various roles at Guidant Corporation, including seven years at Guidant Cardiac Surgery (now, Maquet Cardiovascular). He was instrumental in the launch and rapid growth of VasoView, the first endoscopic vessel harvesting technology, which became the standard of care in coronary bypass surgery. From 1993 to 1995, Mr. Glennon worked for Origin Medsystems which was acquired by Eli Lilly and subsequently spun out as part of Guidant. Previously, Mr. Glennon was with Stryker Endoscopy and Storz Instrument Company. Mr. Glennon received his B.S. in Business Administration from the University of New Hampshire. The Company believes Mr. Glennon is well-qualified to serve on the Board due to his significant experience in the marketing and sale of a broad range of medical devices, his expertise in the development and manufacturing of medical devices, his experience launching, building and running successful medical device companies, and his extensive relationships in the medical device industry and the broader medical community.

Sundeep Agrawal, M.D., has been a director of the Company since September 2024. Dr. Agrawal is a physician with experience in principal investing, healthcare investment banking, clinical medicine, and research. Dr. Agrawal currently serves as the Founder and Managing Partner of Brahma Capital, an investment firm focused on biotechnology companies. Prior to founding Brahma Capital, he was a General Partner at Colt Ventures, a leading U.S.-based investment firm, where he led investments totaling hundreds of millions of dollars into public and private biotech companies. He also previously served as a Vice President at Longitude Capital, a $2 billion healthcare investment firm, and as an Executive Director in healthcare investment banking at Oppenheimer & Co. He has served on numerous company boards, including current directorships at BlossomHill Therapeutics, a small molecule drug discovery and development company focused on unmet medical needs in oncology and autoimmune disease, and Alterome Therapeutics, a biopharmaceutical company leading the development of next generation, small molecule targeted therapies for the treatment of cancer. Dr. Agrawal holds a Doctor of Medicine from the George Washington School of Medicine and a Bachelor of Arts in Biology from George Washington University. The Company believes Dr. Agrawal is well-qualified to serve on the Board due to his significant experience in investment banking and private equity, his medical and scientific background, and his extensive relationships in the biopharmaceuticals industry and broader life sciences community.

Timothy E. Baxter has served as a director since June 2021. Mr. Baxter is an experienced corporate leader, having spent thirteen years in senior executive roles during a rapid-growth period at Samsung Electronics Co., LTD, the world’s second-largest technology company. He was its first non-Korean-born C-suite executive and rose to become President and Chief Executive Officer, North America – responsible for 6,000 employees and $30 billion in revenue. He was lauded for capitalizing on emerging trends, scaling businesses, building teams, strengthening brand loyalty, deploying emerging technology platforms, and successfully managing unanticipated challenges. Before retiring, he developed the company’s long-term strategic plan for capitalizing on emerging technologies, including 5G, artificial intelligence, cloud-based computing, and Internet of Things (IOT). Prior to Samsung, Mr. Baxter spent ten years in various senior marketing and general manager roles at Sony Corporation, where he helped navigate the analog to digital shift in its crown jewel television business unit and successfully led all Hollywood studio negotiations in the Blu-Ray packaged media format war win. Earlier in his career, he served in senior sales and marketing roles at AT&T Inc. and Lucent Technologies Inc., where he was instrumental in launching go-to-market plans, lifecycle management as well as building and globalizing its brand for a $1 billion business unit. Mr. Baxter has served as an industry-wide leader, including as a member of the Executive Board of CTIA, a leading wireless communication industry trade association, and as a Director of the Consumer Electronics Association (CEA), the leading consumer technology association. He currently serves as a Senior Advisor at McKinsey & Co, Operating Partner at Centre Partners Management LLC, a leading middle market private equity firm, Executive Chair of private-equity backed Tastemakers Holdings LLC, a leading developer and marketer of specialty gaming products, Lead Outside Director of First Orion Corp., a technology software company, Advisory Board member of Almo Distribution, the largest independent U.S. distributor of appliances, consumer electronics, professional audio/video equipment, furniture and housewares, and as an advisor to Raxium Inc., a start-up company developing next generation display technology. Mr. Baxter received his undergraduate degree in Marketing and Finance at Roger Williams University and currently serves as Chairman of its Board of Trustees. The Company believes Mr. Baxter is well-qualified to serve on the Board due to his significant experience in marketing, brand-building and growing businesses focused on emerging technologies, as well as his extensive business relationships and contacts.

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Ronald M. Sparks has served as a director since January 2015. He also has served as a director of Lucid, the Company’s subsidiary, since October 2021. Mr. Sparks has more than 42 years of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology, and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer, and a director of Accellent, a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons, and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board due to his executive leadership roles at numerous medical device companies, his history of success in launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

Debra J. White has served as a director since April 2021. She also has served as a director of Lucid, the Company’s subsidiary, since August 2022. Ms. White is a prominent UK-based global industry executive with broad business leadership experience, including as a chief executive, financial executive, public company director and strategic consultant, in multiple sectors in Europe and the United States, including the healthcare services, molecular genetics and biopharmaceutical industries. Currently she serves as the Chair of The Co-operative Group Limited, a British consumer co-operative with a group of retail businesses, including grocery retail and wholesale, legal services, funerals and insurance, and social enterprise, a position she has held since February 2024. She is also the Senior Independent Director of Spire Healthcare Group plc, the second-largest provider of private healthcare in the United Kingdom. Prior to her role with The Co-op, she served as interim Chief Human Resources Officer of BT Group, plc (OTCMKTS: BTGOF), a British multinational telecommunications holding company with operations in around 180 countries, from October 2021 through December 2022. She has served on the board of directors of Howden Joinery Group PLC (LSE: HWDN), a UK-headquartered FTSE250 multinational building trade supplier with 10,000 employees and over $2 billion in revenue from February 2017 through December 2023, and sat on its Audit, Renumeration and Nominating Committees. She has served as a trustee of Wellbeing of Women, a UK charity which invests in medical research and development of specialist clinicians in women’s health, since March 2013. From September 2020 to March 2021, Ms. White served as a strategic consultant to Oxford Nanopore Technologies Ltd., a UK-based biotechnology company which develops and commercializes DNA/RNA sequencing technologies, advising it on product and go-to-market strategy for its emerging Oxford Nanopore Diagnostics business unit. Early in the COVID-19 pandemic, from March 2020 to July 2020, Ms. White worked with the UK Department of Health and Social Care to help establish COVID-19 testing facilities across the nation. From September 2017 to December 2019, Ms. White served as Group CEO of Interserve Group (LSE: IRV), a UK-headquartered multinational group of support services and construction companies with 75,000 employees and over $4 billion in revenue, during a challenging period which required her to implement complex strategic financing and operational programs prior to its restructuring and sale to its creditors. From January 2004 to August 2017, Ms. White served in various senior executive roles at Sodexo SA (Euronext: SW), a Paris-headquartered multinational diversified services company with 440,000 employees and over $20 billion in revenue, including as Chief Financial Officer and later Chief Executive Officer – Sodexo UK & Ireland, Group Senior VP Strategic Projects, Senior VP and Chief Financial Officer – Sodexo North America, an $8 billion revenue subsidiary, and finally as Executive Board member and Global Chief Executive Officer – Healthcare and Government, two global businesses with a combined 100,000 employees and over $7 billion in revenue. While at Sodexo, she served on its global body that promoted the development of women across the company and was inducted into the Women 1st Top 100 Club, a network of the most influential women in the industry, which highlights the role models and leaders who have achieved success at the highest levels. From 2000 to 2003 she served as a Director at PWC Consulting advising a range of industries, including pharmaceuticals, on integration, financial performance improvement and post-merger integration. From 1987 to 2000, Ms. White served in various financial and strategic roles at AstraZeneca (LSE: AZN) a UK-headquartered, multinational pharmaceutical and biotechnology company, including Head of Finance – Manufacturing, Head of Internal Audit – Zeneca Pharmaceuticals, Controller – Specialty Chemicals, Controller – Corporate Operations and Senior VP Global Merger Integration. She began her career as a senior tax advisor at Arthur Andersen & Co. Ms. White received her master’s degree in Economics from Cambridge University, Cambridge UK. The Company believes Ms. White is well-qualified to serve on the Board due to her extensive executive leadership experience, including financial and strategic roles at numerous global companies, including in healthcare services the life sciences industry, her experience as a public company director, her relationships with financial firms active in Europe and the U.S, her commitment to promoting health during the Covid-19 pandemic and her role as a champion and role model for women executives.

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Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Conflicts of Interest

Certain of the Company’s officers have fiduciary obligations to other companies and organizations engaged in medical device business activities. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the Company’s business.

Lucid. Certain of the Company’s officers and directors, including Dr. Aklog, Mr. McGrath, Mr. O’Neil, Mr. Gordon, Dr. Lee, Mr. Sparks and Ms. White, also serve as officers and directors of Lucid, the Company’s subsidiary. Lucid also operates in the medical device industry. As a result, Lucid may produce devices that compete directly or indirectly with the Company’s products. Lucid’s certificate of incorporation includes provisions that delineate the directors’ and officers’ duties, as follows:

●	Lucid renounces any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities, that are presented to Lucid’s officers, directors, employees or stockholders, or affiliates thereof, who are also officers, directors, employees or stockholders of the Company or affiliates thereof (a “PAVmed Party”) and in which a PAVmed Party may have an interest or expectancy (a “PAVmed Opportunity”), except as may be prescribed by any written agreement between Lucid and the Company approved by Lucid’s board of directors; and

●	no PAVmed Party will be liable to Lucid or its stockholders for monetary damages for breach of any fiduciary duty by reason of a PAVmed Party pursuing or acquiring any PAVmed Opportunity.

Lucid and the Company have agreed that no PAVmed Party will pursue any opportunity related to commercializing the EsoGuard diagnostic test and the EsoCheck cell collection device or developing and commercializing other products that use or enhance the same underlying technology (“Lucid Business”).

As a result of the foregoing, if any PAVmed Party becomes aware of a potential business opportunity that is a PAVmed Opportunity (other than an opportunity relating to Lucid Business), including any such opportunity relating to any other diagnostic test or medical device, he or she will be entitled to present those opportunities to another PAVmed Party, including the Company, prior to presenting them to Lucid. However, any conflicts of interest among the Company and its officers, directors, stockholders, or their affiliates, including PAVmed and certain of its officers and directors, relating to Lucid Business may not be resolved in the Company’s favor.

Outside Directorships. Certain of our directors serve on the boards or hold officer positions with other companies. Accordingly, each of them may have a fiduciary responsibility as well to these companies to present certain business opportunities within their respective lines of business.

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Other Ventures. Dr. Aklog and Mr. Glennon are affiliates of PHG and PMI. Despite this affiliation, there is no potential conflict with them presenting corporate opportunities to these entities over the Company. PHG is a holding company which holds its stakes in existing entities but does not invest in new companies. Its operating agreement explicitly states that they do not have an obligation to present corporate opportunities to PHG. Similarly, PMI is currently an intellectual property holding company without any ongoing business. Accordingly, they have no fiduciary or contractual obligations to present corporate opportunities or assign intellectual property to either entity. In addition, in order to ensure no unanticipated conflicts of interest arise from the affiliation of Dr. Aklog and Mr. Glennon with PHG and PMI, each of Dr. Aklog and Mr. Glennon has contractually agreed, pursuant to a written agreement with the Company, until such time as he ceases to be an officer, to present to the Company for its consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to the Company, subject to the pre-existing fiduciary obligations set forth above.

See “Certain Relationships and Related Transactions” below for more information regarding certain other ventures in which our directors are involved.

Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Market and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Mr. Glennon, Mr. Baxter, Mr. Sparks and Ms. White is an independent director. The Company’s independent directors together constitute a majority of the Board. The Company’s independent directors hold regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees

During the fiscal year ended December 31, 2025, the Board met five times and acted by written consent seven times. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are encouraged to attend meetings of stockholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.pavmed.com/corporate-governance.

Audit Committee

The audit committee consists of Ms. White, Mr. Baxter and Mr. Sparks. Each of Ms. White, Mr. Baxter and Mr. Sparks is an independent director under the Nasdaq listing standards applicable to members of audit committees and under the definition of “independent” as set forth in Rule 10A-3 of the Exchange Act. During the fiscal year ended December 31, 2025, the audit committee met four times and acted by written consent once. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Financial Experts on Audit Committee

The Board has determined that each of Ms. White, Mr. Baxter and Mr. Sparks qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC.

As required by the Nasdaq listing standards, the audit committee will at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. In addition, the Company must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of the members of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under the Nasdaq listing standards.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2025 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission. The Board evaluated the qualifications of CBIZ CPAs P.C. and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Submitted by the Audit Committee:

Debra J. White (Chair)
Timothy E. Baxter
Ronald M. Sparks

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Compensation Committee

The compensation committee consists of Mr. Sparks, Mr. Glennon and Ms. White. Each of Mr. Sparks, Mr. Glennon and Ms. White is an independent director under the Nasdaq listing standards applicable to members of compensation committees. During the fiscal year ended December 31, 2025, the compensation committee met once and acted by written consent six times. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of the other executive officers;

●	reviewing the Company’s executive compensation policies and plans;

●	implementing and administering the Company’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements; and

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. Members of senior management may report on the performance of the Company’s other executive officers and make compensation recommendations to the compensation committee, which will review the compensation recommendations. No named executive officer, including the chief executive officer, shall be present during voting and deliberations relating to such named executive officer’s compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans and employee stock purchase plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee has the authority to retain one or more compensation consultants to assist in the evaluation of executive compensation or other matters. The compensation committee has the sole authority to select, retain and terminate any such consulting firm, to oversee the work of the firm, and to approve the firm’s fees and other retention terms. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

In October 2025, the compensation committee engaged Aon as compensation consultant to the Company. The compensation committee instructed Aon to perform a peer benchmarking analysis for the executive and director compensation. While Aon also provides insurance brokerage services to the Company (for which it receives no fees from the Company), the compensation committee determined that Aon’s work did not raise a conflict of interest.

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Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Baxter, Mr. Glennon and Mr. Sparks, each of whom is an independent director under the Nasdaq listing standards applicable to members of nominating committees. During the fiscal year ended December 31, 2025, the nominating and corporate governance committee met three times. The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating and corporate governance committee will consider persons identified by its members, management, stockholders and others.

The guidelines for selecting nominees, which are specified in the nominating and corporate governance committee charter, generally provide that persons to be nominated:

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The nominating and corporate governance committee does not distinguish among nominees recommended by stockholders and other persons.

The nominating and corporate governance committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating and corporate governance committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating and corporate governance committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

In addition to being responsible for selecting nominees to serve on the Board, the nominating and corporate governance committee is also responsible for evaluating the performance of the Board and plays a leadership role in the corporate governance of the Company. This includes, among other things, facilitating annual self-assessments by Board members, making recommendations to the Board regarding Board committee functions, contributions and composition (as well as other corporate governance matters) and reviewing and recommending changes to the Company’s organizational documents and considering developments regarding corporate best practices and requirements and making recommendations to the Board regarding the same.

Board Leadership Structure and Role in Risk Oversight

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants having different individuals in the Chairman and Chief Executive Officer positions. Furthermore, the Company believes that having the same individual in the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. Mr. Sparks serves as the lead independent director of the Board. In addition, the independent directors meet in executive session regularly without the presence of management.

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The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

The Board administers its cybersecurity risk oversight function directly through the audit committee. The audit committee has primary responsibility for overseeing the Company’s risk assessment and risk management policies (including with respect to cybersecurity matters). The audit committee regularly discusses with management, counsel, and auditors the Company’s major risk exposures. This includes potential financial impact on the Company and the steps taken to monitor and control those risks. Additionally, the Board is informed regarding the risks facing the Company and coordinates with management and the Company’s cybersecurity team to ensure the Board receives regular risk assessment updates from management. The Company retains Techneto, Inc. d/b/a CyberTeam (“CyberTeam”), a third party vendor that reports directly to the Company’s Chief Operating Officer, to be responsible for identifying, assessing and managing the Company’s risks from cybersecurity threats. CyberTeam has been with the Company since its inception and has over 25 years of experience in cybersecurity. CyberTeam provides the Board and executive leadership team with periodic updates about our cybersecurity program and material risks. This includes updates on cybersecurity practices, programs, and the status of projects designed to strengthen internal cybersecurity and data protection.

Code of Ethics

The Company has a code of ethics that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at http://ir.pavmed.com/corporate-governance. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Insider Trading Policy; Employee, Officer and Director Hedging

The Company’s directors, officers, employees and consultants are subject to the Company’s insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. The insider trading policy generally prohibits the purchase, sale or trade of the Company’s securities with the knowledge of material nonpublic information. Further, the Company’s directors and officers and certain of its employees and consultants are prohibited from trading in the Company’s securities during quarterly blackout periods, and the Company’s directors, officers, employees and designated consultants must obtain prior written approval before engaging in any trades of our securities.0

In addition, the Company’s insider trading policy prohibits short-term trading, short sales, transactions in derivatives of, and hedging of the Company’s securities by its directors, executive officers, employees and designated consultants, and prohibits pledging of the Company’s securities by them.

The Company’s insider trading policy includes guidelines for Rule 10b5-1 trading plans that permit its directors, officers, employees and consultants to adopt Rule 10b5-1 trading plans. Under these guidelines, 10b5-1 trading plans must be approved in writing by the Company’s Chief Executive Officer and General Counsel, and may only be adopted or modified during an open trading window and only when such individual does not otherwise possess material nonpublic information about the Company.

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The foregoing summary of the Company’s insider trading policy does not purport to be complete and is qualified by reference to its insider trading policy, a copy of which can be found as an exhibit to the Annual Report.

The Company’s policy is to comply with all applicable securities laws when transacting in its own securities.

Practices Related to the Grant of Equity Awards

In fiscal year 2025, the Company did not grant to a named executive officer any award of stock options, stock appreciation rights, or similar instruments with option-like features during the period from four business days before to one business day after the filing of any of the Company’s periodic reports on Form 10-Q or Form 10-K, or the filing or furnishing of any Current Report on Form 8-K that disclosed material nonpublic information.

The majority of our equity awards to executives are granted on an annual basis in February (although such awards were made in September in 2025 and in April in 2026). New hire and ad hoc awards are generally granted promptly after service commences or the circumstances giving rise to the award occur. It is our practice to not time grants based on the release of material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers of the Company receive no additional compensation for serving as directors. Each of the Company’s non-executive directors receives an annual retainer fee of $50,000 and an additional annual fee for service on committees of the Board, as listed below.

	Chair	Member
Audit Committee	$27,500	$17,500
Compensation Committee	$18,000	$12,500
Nominating and Corporate Governance Committee	$12,500	$7,500

The Company annually grants each of its non-employee directors an option to purchase the Company’s common stock, having a fair market value of approximately $150,000 (although the most recent annual equity grants, which were issued in February 2024, September 2025 and April 2026, were made in shares of restricted stock, with the same fair market value), and makes an initial option grant to each new non-employee director with a grant date fair value of approximately $250,000. The Company also reimburses directors for out-of-pocket costs incurred to attend Board and committee meetings.

The following information reflects the compensation paid by the Company to its non-executive directors for service on the Board. Mr. Sparks and Ms. White also serve as directors of Lucid, the Company’s subsidiary. The compensation paid by Lucid to Mr. Sparks and Ms. White for service on Lucid’s board of directors is set forth in filings made by Lucid with the SEC.

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The following table sets forth compensation earned during the year ended December 31, 2025 by each director who is not a “named executive officer” (as defined in Item 402(m) of Regulation S-K under the Exchange Act) and served during the year ended December 31, 2025.

	Fees	Equity
Name	Earned(1)	Awards(1)(2)	Totals
Michael J. Glennon	$70,000	$64,650	$134,650
Sundeep Agrawal, M.D.(3)	$50,000	$64.650	$114,650
Timothy E. Baxter	$80,000	$64,650	$144,650
Ronald M. Sparks	$93,000	$64,650	$157,650
Debra J. White	$90,000	$64,650	$154,650

(1)	Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)	The amounts reported under “Equity Awards” are the estimated grant date fair value of equity awards granted under the 2014 Plan (as defined in “Executive Officer Compensation” below) during the respective year, with such amount as determined under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, Stock-Based Compensation (“ASC 718”), with respect to accounting for stock-based compensation. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such equity award. The assumptions made in computing the estimated fair value of such equity awards are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.

(3)	Includes consulting fees paid, and equity awards made, to Dr. Agrawal in his capacity as a strategic advisor to the Company. See below under “Certain Relationships and Related Transactions—Related Party Transactions—Strategic Advisor Agreement” for more information about Dr. Agrawal’s equity compensation during 2025 under this arrangement.

The following table presents information as of December 31, 2025 regarding the outstanding restricted stock awards and stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2025.

	Stock Option Grants				Stock Awards
	Number of Securities Underlying Stock Options Exercisable	Number of Securities Underlying Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Michael J. Glennon	618	—	$2,250.00	Apr. 27, 2026
	222	—	$904.50	Feb. 13, 2028
	444	—	$450.00	Mar. 16, 2029
	222	—	$985.50	Apr. 30, 2030
	111	—	$1,998.00	Mar. 31, 2031
	177	—	$715.50	Feb. 17, 2032
	1,000	—	$216.90	Jan. 29, 2033
					7,166	$47,511

Sundeep Agrawal, M.D.	3,416	3,417	$48.90	Sep.19, 2034
	832	834	$31.20	Oct. 21, 2034
					5,068	$33,601

Timothy E. Baxter	166	—	$2,605.50	Jun. 14, 2031
	177	—	$715.50	Feb. 17, 2032
	1,000	—	$216.90	Jan. 29, 2033
					7,166	$47,511

Ronald M. Sparks	216	—	$2,250.00	Apr. 27, 2026
	222	—	$904.50	Feb. 13, 2028
	444	—	$450.00	Mar. 6, 2029
	222	—	$985.50	Apr. 30, 2030
	111	—	$1,998.00	Mar. 31, 2031
	177	—	$715.50	Feb. 17, 2032
	1,000	—	$216.90	Jan. 29, 2033
					7,166	$47,511

Debra J. White	222	—	$1,998.00	Jun. 14, 2031
	177	—	$715.50	Feb. 17, 2032
	1,000	—	$216.90	Jan. 29, 2033
					7,166	$47,511

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On April 28, 2016, upon the consummation of the Company’s initial public offering, Mr. Sparks was granted a stock option to purchase 216 shares of common stock of the Company, and Mr. Glennon was granted a stock option to purchase 618 shares of common stock of the Company, in each case at an exercise price of $2,250.00 per share, vesting as to 3/36 of the shares on July 28, 2016 and as to 1/36 of the shares on each successive month thereafter from August 28, 2016 to April 28, 2019. These options expired on April 27, 2026.

On February 14, 2018, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 222 shares of common stock of the Company at an exercise price of $904.50 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

On March 7, 2019, the Company granted to each of Mr. Glennon and Mr. Sparks, a stock option to purchase 444 shares of common stock of the Company at an exercise price of $450.00 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2019 and a final quarterly vesting date of December 31, 2021.

On May 1, 2020, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 222 shares of common stock of the Company at an exercise price of $985.50 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2020 and a final quarterly vesting date of March 31, 2023.

On April 1, 2021, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 111 shares of common stock of the Company at an exercise price of $1,998.00 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On April 29, 2021, the Company granted to Ms. White a stock option to purchase 222 shares of common stock of the Company at an exercise price of $1,998.00 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On June 15, 2021, the Company granted to Mr. Baxter a stock option to purchase 166 shares of common stock of the Company at an exercise price of $2,605.50 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On February 18, 2022, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks and Ms. White a stock option to purchase 177 shares of common stock of the Company at an exercise price of $715.50 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

On January 30, 2023, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a stock option to purchase 1,000 shares of common stock of the Company at an exercise price of $216.90 per share, with each such stock option grant vesting: (i) one-third on December 31, 2023; and (ii) the balance vesting ratably on a quarterly basis commencing March 31, 2024 with a final quarterly vesting date of December 31, 2025.

On July 24, 2023, the Company granted to Dr. Agrawal, in his capacity as a strategic advisor to the Company, a restricted stock award of 406 shares of common stock of the Company, with such restricted stock grant vesting: (i) one-third on June 30, 2024; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2024 with a final quarterly vesting date of June 30, 2026.

On February 22, 2024, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a restricted stock award of 2,166 shares of common stock of the Company, with each such restricted stock grant vesting on November 30, 2026.

On September 19, 2024, the Company granted to Dr. Agrawal, in his capacity as a director, a stock option to purchase 6,833 shares of common stock of the Company at an exercise price of $48.90 per share, with such stock option grant vesting: (i) one-third on June 30, 2025; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2025 with a final quarterly vesting date of June 30, 2027.

On October 21, 2024, the Company granted to Dr. Agrawal, in his capacity as a strategic advisor to the Company, a stock option to purchase 1,666 shares of common stock of the Company at an exercise price of $31.20 per share, with such stock option grant vesting: (i) one-third on June 30, 2025; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2025 with a final quarterly vesting date of June 30, 2027.

On September 30, 2025, the Company granted to each of Dr. Agrawal, Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a restricted stock award of 5,000 shares of common stock of the Company, with each such restricted stock grant vesting on May 20, 2028.

On April 2, 2026, the Company granted to each of Dr. Agrawal, Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a restricted stock award of 13,930 shares of common stock of the Company, with each such restricted stock grant vesting on May 20, 2029.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s “named executive officers” (as defined in Item 402(m) of Regulation S-K under the Exchange Act) for the fiscal years ended December 31, 2025 and 2024, including compensation paid by Lucid set forth in the footnotes to the table.

Named Executive Officer and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Bonus(1)	All Other Compensation	Total
Lishan Aklog, M.D.	2025	$613,000	$64,650	$—	$306,500	$50,700	$1,034,850
Chairman of the Board and Chief Executive Officer(3)	2024	$613,000	$—	$—	$—	$50,550	$663,550
Dennis M. McGrath	2025	$438,000	$64,650	$—	$153,300	$11,100	$667,050
President and Chief Financial Officer(4)	2024	$438,000	$—	$—	$—	$10,950	$448,950
Shaun M. O’Neil	2025	$325,000	$64,650	$—	$81,250	$11,100	$482,000
Chief Operating Officer(5)	2024	$325,000	$—	$—	$—	$10,950	$335,950
Michael A. Gordon	2025	$450,000	$64,650	$—	$112,500	$11,100	$638,250
General Counsel and Secretary(6)	2024	$450,000	$—	$—	$—	$10,950	$460,950

(1)	See “Employment Agreements and Awards” below for a description of the compensation arrangements with each Named Executive Officer, including base salary and bonuses.

(2)	The amounts reported under “Stock Awards” and “Option Awards” are the estimated grant date fair value of restricted stock and stock options granted both by the Company under the 2014 Plan, and by Lucid under Lucid’s 2018 Amended and Restated Long-Term Incentive Equity Plan (the “Lucid Plan”), during the respective year, as presented in “Outstanding Equity Awards at Fiscal Year End” below, with such amount as determined under the provisions of ASC 718 with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the grant date estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025.

(3)	The amounts for Dr. Aklog include $25,200 and $25,200 in 2025 and 2024, respectively, for transportation reimbursement, $14,400 and $14,400 in 2025 and 2024, respectively, for reimbursement of membership fees to a club facility where the Company frequently engages and hosts potential customers, vendors, bankers, and other Company related personnel for the benefit of Company related business, $600 and $600 in 2025 and 2024, respectively, of communication allowance payments (which allowance payments are available to all full-time employees), and $10,500 and $10,350 in 2025 and 2024, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees). The amounts for Dr. Aklog exclude $300,000 and $300,000 in 2025 and 2024, respectively, for salary paid to him by Lucid, $447,000 and $412,000 in 2025 and 2024, respectively, for stock awards made to him by Lucid, and $150,000 and $0 in 2025 and 2024, respectively, for bonuses paid to him by Lucid.

(4)	The amounts for Mr. McGrath include $600 and $600 in 2025 and 2024, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,500 and $10,350 in 2025 and 2024, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees). The amounts for Mr. McGrath exclude $225,000 and $225,000 in 2025 and 2024, respectively, for salary paid to him by Lucid, $447,000 and $412,000 in 2025 and 2024, respectively, for stock awards made to him by Lucid, and $78,750 and $0 in 2025 and 2024, respectively, for bonuses paid to him by Lucid.

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(5)	The amounts for Mr. O’Neil include $600 and $600 in 2025 and 2024, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,500 and $10,350 in 2025 and 2024, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees). The amounts for Mr. O’Neil exclude $300,000 and $300,000 in 2025 and 2024, respectively, for salary paid to him by Lucid, $447,000 and $412,000 in 2025 and 2024, respectively, for stock awards made to him by Lucid, and $75,000 and $0 in 2025 and 2024, respectively, for bonuses paid to him by Lucid.

(6)	The amounts for Mr. Gordon include $600 and $600 in 2025 and 2024, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,500 and $10,350 in 2025 and 2024, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees). The amounts for Mr. Gordon exclude $250,000 and $250,000 in 2025 and 2024, respectively, for salary paid to him by Lucid, $447,000 and $412,000 in 2025 and 2024, respectively, for stock awards made to him by Lucid, and $62,500 and $0 in 2025 and 2024, respectively, for bonuses paid to him by Lucid.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding stock options and stock awards held by the Company’s named executive officers at December 31, 2025, including outstanding stock options and stock awards granted by Lucid.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Company Equity Awards:
Lishan Aklog, M.D.	618	—	$2,250.00	Apr. 27, 2026
	433	—	$904.50	Feb. 13, 2028
	444	—	$715.50	Feb. 17, 2032
					5,888	$39,037
Dennis M. McGrath	555	—	$2,677.50	Mar. 19, 2027
	433	—	$904.50	Feb. 13, 2028
	333	—	$715.50	Feb. 17, 2032
					5,888	$39,037
Shaun M. O’Neil	433	—	$711.00	Jul. 23, 2028
	222	—	$450.00	Mar. 6, 2029
	166	—	$1,998.00	Mar. 31, 2031
	666	—	$666.00	Feb. 21, 2032
					5,167	$34,257
Michael A. Gordon	888	—	$436.50	Jun. 6, 2032
					5,000	$33,150
Lucid Equity Awards:
Lishan Aklog, M.D.	75,000	—	$3.95	Feb. 17, 2032
					1,324,400	$1,443,596
Dennis M. McGrath	50,000	—	$3.95	Feb. 17, 2032
					1,324,400	$1,443,596
Shaun M. O’Neil	50,000	—	$3.95	Feb. 17, 2032
					820,000	$893,800
Michael A. Gordon	200,000	—	$1.93	Jun. 6, 2032
					700,000	$763,000

(1)	See “Employment Agreements and Awards” below for a description of the equity awards held by the named executive officers, including the vesting schedules.

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Although the Company does not have a formal policy with respect to the grant of equity incentive compensation awards to the Company’s named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes granting equity incentive compensation to its named executive officers provides a strong link to its long-term performance, creates an ownership culture, and aligns the interests of its named executive officers with the stockholders of the Company. Accordingly, the Board periodically reviews the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive compensation to them in the form of additional stock options, restricted stock awards, and/or other equity incentive awards, in accordance with their respective employment agreements.

401(k) Retirement Plan

The Company maintains a retirement plan (the “401(k) plan”) intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. In general, all of the Company’s employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement wherein participants may elect to reduce their current taxable salaries and wages up to the statutorily prescribed limit of $23,500 and $23,000 for the years ended December 31, 2025 and 2024, respectively, with such amounts contributed to the 401(k) plan. Additionally, 401(k) participants aged at least 50 years old may also make an additional “catchup” contribution of up to $7,500 and $7,500 in the years ended December 31, 2025 and 2024, respectively. The Company has the option to make discretionary matching contributions. The Company elected to make discretionary matching contributions to the 401(k) plan commencing July 1, 2021.

Long-Term Incentive Equity Plan

The Company maintains a Seventh Amended and Restated 2014 Long-Term Incentive Equity Plan (the “2014 Plan”). The Company may grant stock options, stock appreciation rights, restricted stock awards and other stock-based awards under the 2014 Plan.

A total of 163,733 shares were reserved under the 2014 Plan as of December 31, 2025, of which 34,595 shares remained available for future awards. The number of shares reserved under the 2014 Plan automatically increases on January 1st of each year through (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares reserved for such year or that the increase for such year will be a lesser number of shares of Company common stock. On January 1, 2026, pursuant to the foregoing “evergreen” provision, an additional 49,784 shares were reserved under the 2014 Plan. In addition, on March 27, 2026, the Company’s stockholders approved an amendment to the 2014 Plan to increase the total number of shares of the Company’s common stock available thereunder by an additional 1,500,000 shares, from 213,517 shares to 1,713,517 shares.

Stock Options. The 2014 Plan provides both for incentive stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The compensation committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000. An incentive stock option may only be granted within ten years from the effective date of the 2014 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock. Subject to any limitations or conditions, including any vesting schedule, the compensation committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased.

Stock Appreciation Rights. The Company may grant stock appreciation rights under the 2014 Plan to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights.

Restricted Stock. The Company may award shares of restricted stock under the 2014 Plan either alone or in addition to other awards granted under the plan. The compensation committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Other Stock-Based Awards. The Company may grant other stock-based awards under the 2014 Plan, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

In 2025 and 2024, awards covering a total of 92,881 and 15,679 shares of the Company’s common stock, respectively, were granted under the 2014 Plan, of which awards covering a total of 20,000 shares and zero shares, respectively, were granted to the Company’s named executive officers.

Lucid also maintains its own long-term incentive equity plan, which is described in its proxy materials.

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Employee Stock Purchase Plan

The Company maintains the employee stock purchase place, which is described in “The ESPP Proposal” above. While Lucid also maintains an employee stock purchase plan, which is described in its proxy materials, the Company’s named executive officers may participate only in the Company’s ESPP.

Employment Agreements and Awards

Lishan Aklog, M.D.

Dr. Aklog’s PAVmed Compensation

Effective November 1, 2014, the Company entered into a five-year employment agreement with Dr. Aklog, to serve as the Company’s Chief Executive Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022. At the end of the initial term (and each renewal term), the employment agreement automatically renews for additional one-year terms, unless either the Company or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Dr. Aklog earns an annual base salary of $613,000, which amount was increased to $703,832 effective January 1, 2026. Additionally, Dr. Aklog’s employment agreement provides for a discretionary annual performance bonus with a target of 100% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. In addition, Dr. Aklog receives a monthly allowance of $3,300 for transportation and business-related club membership expenses.

As part of the Company’s efforts to preserve cash, no discretionary bonus was paid to Dr. Aklog (or any other executive officer) for the year ended December 31, 2024. Dr. Aklog received a discretionary cash bonus of $306,500 from PAVmed for the year ended December 31, 2025.

In addition, Dr. Aklog has received the following equity awards based on the Company’s common stock:

●	On April 28, 2016, upon the consummation of the Company’s initial public offering, Dr. Aklog was granted a stock option to purchase 618 shares of common stock of the Company at an exercise price of $2,250.00 per share, which vested as to 3/36 of the shares on July 28, 2016 and 1/36 of the shares on each successive month thereafter from August 28, 2016 to April 28, 2019. This option expired on April 27, 2026.

●	On February 14, 2018, the Company granted to Dr. Aklog a stock option to purchase 433 shares of common stock of the Company at an exercise price of $904.50 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

●	On March 15, 2019, in connection with the execution of the amendment and restatement of Dr. Aklog’s employment agreement, the Company granted to Dr. Aklog a restricted stock award of 444 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on March 15, 2020 and the remainder vested on March 15, 2022.

●	On May 1, 2020, the Company granted to Dr. Aklog a restricted stock award of 555 shares of common stock of the Company. The restricted stock award will vest on May 20, 2027.

●	On April 1, 2021, the Company granted to Dr. Aklog a restricted stock award of 333 shares of common stock of the Company. The restricted stock award will vest on May 20, 2027.

●	On February 18, 2022, the Company granted to Dr. Aklog a stock option to purchase 444 shares of common stock of the Company at an exercise price of $715.50 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

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●	On September 30, 2025, the Company granted to Dr. Aklog a restricted stock award of 5,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2028.

●	On April 2, 2026, the Company granted to Dr. Aklog a restricted stock award of 350,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2029.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement). The unvested stock options are also subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Dr. Aklog is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Dr. Aklog will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Dr. Aklog’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Pursuant to the agreement, Dr. Aklog may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided they will not interfere with the performance of his duties to the Company.

Dr. Aklog’s Lucid Compensation

On January 17, 2022, Lucid entered into an employment agreement with Dr. Aklog, who serves as Lucid’s Chairman and Chief Executive Officer. The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either Lucid or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $300,000, which amount was increased to $378,986 effective January 1, 2026, and an annual performance bonus of up to 100% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board.

Dr. Aklog received no discretionary cash bonus from Lucid for the year ended December 31, 2024. Dr. Aklog received a discretionary cash bonus of $150,000 from Lucid for the year ended December 31, 2025.

Dr. Aklog has received the following equity awards based on Lucid’s common stock:

●	On March 1, 2021, Lucid granted to Dr. Aklog 564,400 shares of restricted stock. The award vests on May 20, 2027, subject to acceleration in certain circumstances as discussed below.

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●	On January 7, 2022, in accordance with the employment agreement, Lucid granted to Dr. Aklog a restricted stock award covering 60,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 18, 2022, Lucid granted to Dr. Aklog a stock option to purchase 75,000 shares of common stock of Lucid at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Dr. Aklog a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 20, 2025, Lucid granted to Dr. Aklog a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

●	On February 20, 2026, Lucid granted to Dr. Aklog a restricted stock award of 2,170,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2029.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The unvested stock options are also subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Dr. Aklog’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Dr. Aklog may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. The definition of good reason in the employment agreement includes, among other things, any termination by Dr. Aklog within 60 days following a “change of control” (as such term is defined in the employment agreement). If Dr. Aklog’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Dr. Aklog’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Dr. Aklog from serving as an officer and director of the Company.

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Dennis M. McGrath

Mr. McGrath’s PAVmed Compensation

On March 20, 2017, the Company entered into a two year employment agreement with Mr. McGrath, to serve as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022 and provide for Mr. McGrath to serve as the Company’s President and Chief Financial Officer. At the end of the initial term (and each renewal term), the employment agreement automatically renews for additional one-year terms, unless either the Company or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. McGrath earns an annual base salary of $438,000, which amount was increased to $555,064 effective January 1, 2026. Additionally, Mr. McGrath’s employment agreement provides for a discretionary annual performance bonus with a target of 70% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s efforts to preserve cash, no discretionary bonus was paid to Mr. McGrath (or any other executive officer) for the year ended December 31, 2024. Mr. McGrath received a discretionary cash bonus of $153,300 from PAVmed for the year ended December 31, 2025.

In addition, Mr. McGrath has received the following equity awards based on the Company’s common stock:

●	On March 20, 2017, upon his employment on such date, the Company granted to Mr. McGrath a stock option to purchase 555 shares of common stock of the Company at an exercise price of $2,677.50 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of June 30, 2017 and a final quarterly vesting date of March 31, 2020.

●	On February 14, 2018, the Company granted to Mr. McGrath a stock option to purchase 433 shares of common stock of the Company at an exercise price of $904.50 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

●	On March 15, 2019, in connection with the execution of the amendment and restatement of Mr. McGrath’s employment agreement and his appointment as President and Chief Financial Officer, the Company granted to Mr. McGrath a restricted stock award of 1,111 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on March 15, 2020 and the remainder vested on March 15, 2022.

●	On May 1, 2020, the Company granted to Mr. McGrath a restricted stock award of 555 shares of common stock of the Company. The restricted stock award will vest on May 20, 2027.

●	On April 1, 2021, the Company granted to Mr. McGrath a restricted stock award of 333 shares of common stock of the Company. The restricted stock award will vest on May 20, 2027.

●	On February 18, 2022, the Company granted to Mr. McGrath a stock option to purchase 333 shares of common stock of the Company at an exercise price of $715.50 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On September 30, 2025, the Company granted to Mr. McGrath a restricted stock award of 5,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2028.

●	On April 2, 2026, the Company granted to Mr. McGrath a restricted stock award of 180,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2029.

The restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement). The unvested stock options are also subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

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If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. McGrath is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. McGrath will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Mr. McGrath’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Mr. McGrath may serve as a consultant to, or on boards of directors of other companies provided they will not interfere with the performance of his duties to the Company.

Mr. McGrath’s Lucid Compensation

On January 17, 2022, Lucid entered into an employment agreement with Mr. McGrath, who serves as Lucid’s Chief Financial Officer. The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either Lucid or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $225,000, which amount was increased to $298,880 effective January 1, 2026, and an annual performance bonus of up to 70% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board.

Mr. McGrath received no discretionary cash bonus from Lucid for the year ended December 31, 2024. Mr. McGrath received a discretionary cash bonus from Lucid of $78,750 for the year ended December 31, 2025.

Mr. McGrath has received the following equity awards based on Lucid’s common stock:

●	On March 1, 2021, Lucid granted to Mr. McGrath 564,400 shares of restricted stock award. The restricted stock award will vest on May 20, 2027.

●	On January 7, 2022, in accordance with the employment agreement, Lucid granted to Mr. McGrath a restricted stock award of 60,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 18, 2022, Lucid granted to Mr. McGrath a stock option to purchase 50,000 shares of common stock of Lucid at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Mr. McGrath a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 20, 2025, Lucid granted to Mr. McGrath a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

●	On February 20, 2026, Lucid granted to Mr. McGrath a restricted stock award of 470,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2029.

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The unvested restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The unvested stock options are also subject to forfeiture in the event the executive’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Mr. McGrath’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. McGrath may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. The definition of good reason in the employment agreement includes, among other things, any termination by Mr. McGrath within 60 days following a “change of control” (as such term is defined in the employment agreement). If Mr. McGrath’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. McGrath’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Mr. McGrath from serving as an officer and director of the Company.

Shaun O’Neil

Mr. O’Neil’s PAVmed Compensation

On February 22, 2022, the Company entered into a three-year employment agreement with Mr. O’Neil, to serve as the Company’s Executive Vice President and Chief Operating Officer. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. O’Neil earns an annual base salary of $325,000, which amount was increased to $432,094 effective January 1, 2026. Additionally, Mr. O’Neil’s employment agreement provides for a discretionary annual performance bonus with a target of 50% (which percentage was increased to 70% effective January 1, 2026) of his then current annual base salary, based upon his performance and Lucid’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s efforts to preserve cash, no discretionary bonus was paid to Mr. O’Neil (or any other executive officer) for the year ended December 31, 2024. Mr. O’Neil received a discretionary cash bonus of $81,250 from PAVmed for the year ended December 31, 2025.

In addition, Mr. O’Neil has received the following equity awards based on the Company’s common stock:

●	On July 23, 2018, the Company granted to Mr. O’Neil a stock option to purchase 433 shares of common stock of the Company at an exercise price of $711.00 per share, vesting ratably on a quarterly basis over a three-year period.

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●	On March 7, 2019, the Company granted to Mr. O’Neil a stock option to purchase 222 shares of common stock of the Company at an exercise price of $450.00 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2019 and a final quarterly vesting date of December 31, 2021.

●	On May 1, 2020, the Company granted to Mr. O’Neil a restricted stock award of 500 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on May 1, 2021, and as to a second one-third of the award on May 1, 2022, and the remainder will vest on May 20, 2027.

●	On April 1, 2021, the Company granted to Mr. O’Neil a stock option to purchase 166 shares of common stock of the Company at an exercise price of $1,998.00 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of September 30, 2021 and a final quarterly vesting date of June 30, 2024.

●	On February 22, 2022, the Company granted to Mr. O’Neil a stock option to purchase 666 shares of common stock of the Company at an exercise price of $666.00 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On September 30, 2025, the Company granted to Mr. O’Neil a restricted stock award of 5,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2028.

●	On April 2, 2026, the Company granted to Mr. O’Neil a restricted stock award of 110,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2029.

The restricted stock awards are subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement).

The unvested stock options are also subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. O’Neil is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. O’Neil will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay.

Mr. O’Neil’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

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Mr. O’Neil Lucid Compensation

On February 22, 2022, Lucid entered into an employment agreement with Mr. O’Neil, to serve as Lucid’s Executive Vice President and Chief Operating Officer (the employment agreement was subsequently amended as of December 1, 2023 in connection with his appointment as Lucid’s President and Chief Operating Officer). The current term of the employment agreement expires on February 22, 2027. At the end of the current term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either Lucid or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. O’Neil earned an annual base salary of $150,000 until November 30, 2023; his annual base salary was increased to $300,000 effective December 1, 2023, and his annual base salary was further increased to $353,531, effective January 1, 2026. Additionally, Mr. O’Neil’s employment agreement provides for a discretionary annual performance bonus with a target of 70% of his then current annual base salary, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board.

Mr. O’Neil received no discretionary cash bonus from Lucid for the year ended December 31, 2024. Mr. O’Neil received a discretionary cash bonus from the Company of $75,000 for the year ended December 31, 2025.

In addition, Mr. O’Neil has received the following equity awards based on Lucid’s common stock:

●	On January 7, 2022, Lucid granted to Mr. O’Neil a restricted stock award of 120,000 shares of Lucid common stock. The restricted stock award vests on May 20, 2027.

●	On February 18, 2022, Lucid granted to Mr. O’Neil a stock option to purchase 50,000 shares of Lucid common stock at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Mr. O’Neil a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 20, 2025, Lucid granted to Mr. O’Neil a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

●	On February 20, 2026, Lucid granted to Mr. O’Neil a restricted stock award of 620,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2029.

The unvested restricted stock awards are subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid 2018 Long-Term Incentive Equity Plan). The unvested stock options are also subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Mr. O’Neil’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. O’Neil may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. If Mr. O’Neil’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. O’Neil’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

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Michael A. Gordon

Mr. Gordon’s PAVmed Compensation

On April 18, 2022, the Company entered into a three-year employment agreement with Mr. Gordon, to serve as the Company’s General Counsel and Secretary. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. Gordon provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. Gordon earns an annual base salary of $450,000, which amount was increased to $524,160 effective January 1, 2026. Additionally, Mr. Gordon’s employment agreement provides for a discretionary annual performance bonus with a target of 50% (which percentage was increased to 60% effective January 1, 2026) of his then current annual base salary, based upon his performance and Lucid’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s efforts to preserve cash, no discretionary bonus was paid to Mr. Gordon (or any other executive officer) for the year ended December 31, 2024. Mr. Gordon received a discretionary cash bonus of $112,500 from PAVmed for the year ended December 31, 2025.

In addition, Mr. Gordon has received the following equity awards based on the Company’s common stock:

●	On June 7, 2022, the Company granted to Mr. Gordon a stock option to purchase 888 shares of common stock of the Company at an exercise price of $436.50 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of June 30, 2022 and a final quarterly vesting date of March 31, 2025.

●	On September 30, 2025, the Company granted to Mr. Gordon a restricted stock award of 5,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2028.

●	On April 2, 2026, the Company granted to Mr. Gordon a restricted stock award of 110,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2029.

The unvested stock options are also subject to forfeiture in the event Mr. Gordon’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. Gordon is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. Gordon will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay.

Mr. Gordon’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

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Mr. Gordon’s Lucid Compensation

On April 18, 2022, Lucid entered into an employment agreement with Mr. Gordon, to serve as Lucid’s General Counsel and Secretary. The employment agreement provides for a current term that expires on May 2, 2025. At the end of the current term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. Gordon provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. Gordon earns an annual base salary of $250,000, which amount was increased to $282,240 effective January 1, 2026. Additionally, Mr. Gordon’s employment agreement provides for a discretionary annual performance bonus with a target of 60% of his then current annual base salary, based upon his performance and the Lucid’s performance over the preceding year, as determined by the compensation committee.

Mr. Gordon received no discretionary cash bonus from Lucid for the year ended December 31, 2024. Mr. Gordon received a discretionary cash bonus from Lucid of $62,500 for the year ended December 31, 2025.

Mr. Gordon has received the following equity award based on Lucid’s common stock:

●	On June 7, 2022, Lucid granted to Mr. Gordon a stock option to purchase 200,000 shares of Lucid’s common stock at an exercise price of $1.93 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of June 30, 2022 and a final vesting date of March 31, 2025.

●	On May 7, 2024, Lucid granted to Mr. Gordon a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2027.

●	On February 20, 2025, Lucid granted to Mr. Gordon a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

●	On February 20, 2026, Lucid granted to Mr. Gordon a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2029.

Lucid may terminate Mr. Gordon’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 30 days’ notice. Mr. Gordon may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. If Mr. Gordon’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. Gordon’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Potential Payments Upon Termination

As indicated above, each of Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon is entitled to a severance payment if his employment is terminated by the Company under specified circumstances. If the Company terminates the employment of any such executive without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his Company employment agreement, such executive officer is entitled to severance compensation as follows: he will receive 100% of his base salary at the time of termination from the initial date of his termination through 12 months thereafter (or, in the case of Dr. Aklog and Mr. McGrath, for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay.

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Also as indicated above, each of Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon is entitled to a severance payment if his employment is terminated by Lucid under specified circumstances. If Lucid terminates the employment of any such executive without cause, or if such executive officer terminates his employment with Lucid for good reason, each as defined in his Lucid employment agreement, such executive officer is entitled to severance compensation as follows: he will receive base salary through the date of termination and for a period of 12 months thereafter (or, in the case of Dr. Aklog and Mr. McGrath, for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay.

In addition, the stock options and restricted stock granted to Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon under the 2014 Plan and the Lucid Plan will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee of the Company or Lucid, as applicable, may (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company or Lucid upon the tender by the Company or Lucid to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, in the event of the sale of all or substantially all of the Company’s assets, a change of control of the Company or Lucid, or the liquidation of the Company or Lucid (subject to certain conditions and exceptions), the right to purchase shares in the current offering period of the ESPP and in Lucid’s employee stock purchase plan will be automatically exercised. Additionally, as indicated above, the shares of restricted stock granted by the Company to Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement), and the restricted stock granted by Lucid to Dr. Aklog, Mr. McGrath, Mr. O’Neil and Mr. Gordon will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The stock options granted by the Company and Lucid to Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon will become immediately vested in the event of termination after or within 60 days prior to a change of control.

To the extent any severance or other compensation payment to any of the Company’s named executive officers pursuant to an employment agreement or any other agreement constitutes an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Code, then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the “total compensation” of the Company’s Chief Executive Officer (the “CEO”) and its other named executive officers (the “Non-CEO NEOs”) as presented in the Summary Compensation Table on page 28 of this proxy statement, (ii) the “compensation actually paid” to the Company’s CEO and its Non-CEO NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

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This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (“Item 402(v)”) and does not necessarily reflect value actually realized by the executives or how the Company’s compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Comp. Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)(3)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income/(Loss) (in thousands)
2025	$1,034,850	$992,469	$595,767	$617,658	$3	$(3,774)
2024	$1,365,200	$798,309	$1,085,617	$787,336	$2	$31,966
2023	$953,200	$882,526	$627,334	$568,737	$11	$(66,270)

(1)	The Company’s CEO for 2025, 2024 and 2023 was Lishan Aklog, M.D. The Non-CEO NEOs for whom the average compensation is presented in this table for 2025, 2024 and 2023 are Dennis M. McGrath, Shaun M. O’Neil and Michael A. Gordon. The table above excludes compensation paid to these individuals by Lucid during in 2025, but includes compensation from Lucid in 2024 and 2023 (as Lucid was a consolidated subsidiary of the Company through September 10, 2024). For more information on compensation paid by Lucid to these individuals in 2025, see the footnotes to the Summary Compensation Table on page 28 of this proxy statement.

(2)	The amounts shown as “compensation actually paid” have been calculated in accordance with Item 402(v) and do not reflect compensation actually realized or received by the Company’s named executive officers. These amounts reflect total compensation received from the Company as set forth in the Summary Compensation Table for each year (and excludes any compensation received from Lucid), adjusted as described in footnote 3 below.

(3)	Compensation actually paid reflects the exclusions and add-backs for the CEO and the Non-CEO NEOs described in this footnote. The amounts excluded to determine compensation actually paid, which are set forth in column (c) in the tables below, represent the restricted stock and stock option awards reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for each applicable year. The amounts added back to determine compensation actually paid are made up of the following components, which are set forth in columns (d) to (g) in the tables below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the Non-CEO NEOs in 2025, 2024 and 2023. Equity values are calculated in accordance with ASC Topic 718.

Based on the foregoing, the calculation of compensation actually paid for the CEO is as follows:

Year (a)	Summary Comp. Table Total for CEO (b)	Minus Stock and Option Awards from Summ. Comp. Table (c)	Plus Year-End Equity Value of Unvested Awards Granted During Year (d)	Plus Change in Value of Unvested Awards Granted in Prior Years (e)	Plus Value of Awards Granted and Vested During Year (f)	Plus Change in Value of Prior Years’ Awards Vested During Year (g)	Comp. Actually Paid to CEO (h)
2025	$1,034,850	$(64,650)	$33,120	(10,851)	$—	$—	$992,469
2024	$1,365,200	$(412,000)	$327,480	$(462,339)	$—	$(20,032)	$798,309
2023	$953,200	$—	$—	$(62,768)	$—	$(7,906)	$882,526

Based on the foregoing, the calculation of compensation actually paid for the Non-CEO NEOs is as follows:

Year (a)	Average Summary Comp. Table Total for Non-CEO NEOs (b)	Minus Stock and Option Awards from Summ. Comp. Table (c)	Plus Year-End Equity Value of Unvested Awards Granted During Year (d)	Plus Change in Value of Unvested Awards Granted in Prior Years (e)	Plus Value of Awards Granted and Vested During Year (f)	Plus Change in Value of Prior Years’ Awards Vested During Year (g)	Average Comp. Actually Paid to Non-CEO NEOs (h)
2025	$595,767	$(64,650)	$99,360	$(12,882)	$—	$63	$617,658
2024	$1,085,617	$(412,000)	$327,480	$(187,588)	$—	$(26,172)	$787,336
2023	$627,334	$—	$—	$(43,596)	$—	$(15,001)	$568,737

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The estimated fair value of restricted stock awards is based on the quoted closing price per share of the common stock of the Company for a respective fair value date. The estimated fair value of stock options is computed using a Black-Scholes valuation model with input assumptions corresponding to a respective valuation date. As presented in the Summary Compensation Table above, the restricted stock awards and stock options estimated fair value are computed as of their respective grant date (“grant date estimated fair value”) under the provisions of FASB ASC 718.

As presented in the Pay v. Performance Tables above, the restricted stock awards and stock options estimated fair values were computed as of a vesting date in 2025, 2024 or 2023, or if unvested, as of December 31, 2025, 2024 or 2023, and as of the base year on December 31, 2022. In this regard, the restricted stock awards estimated fair value was based on the Company’s quoted closing price per share on each vest date during the applicable years or if unvested, then the quoted closing price per share on the last trading day of the applicable year; and the stock options estimated fair value was computed using the Black-Scholes valuation model, using input assumptions corresponding to the respective vesting day in the applicable years, or if unvested, then input assumptions corresponding to the last trading day of the applicable year. Generally, the Black-Scholes assumptions as of the vesting date and end-of-year date were developed in a manner consistent with the grant date input assumptions.

Those stock options which vested during 2025, 2024 and 2023, or were outstanding as of December 31, 2025, 2024 or 2023, estimated fair value was computed using a Black-Scholes valuation model with the following input assumptions:

	Options Vested During Year or Outstanding on December 31,
	2025	2024	2023
Expected Volatility	93%	65% - 95%	68% - 90%
Risk-Free Interest Rate	4.1%	3.7% - 4.5%	3.5% - 4.6%
Expected Dividend Yield	0%	0%	0%
Expected Term (in years)	7.2	7.0 – 8.2	5.7 – 9.2

The stock-based equity awards estimated fair values are subjective and are affected by changes in valuation model input assumptions. Changes in these subjective input assumptions can materially affect the resulting computed estimated fair values.

(4)	Total shareholder return illustrates the value, of the cumulative total shareholder return, for the measurement period commencing on the first day of the first indicated fiscal year and ending on the last day of the last indicated fiscal year, of an investment of $100 in the Company’s common stock based on the closing price of the last trading day immediately before the first indicated fiscal year.

Description of Relationship Between Compensation Actually Paid and Total Shareholder Return

The following chart sets forth the relationship between compensation actually paid to the Company’s CEO and the average compensation actually paid to its Non-CEO NEOs and the Company’s total shareholder return over the fiscal three-year period from 2023 through 2025.

Relationship Between NEO Compensation Actually Paid and Company TSR
Compensation Actually Paid (in thousands)
$1,500
$1,200
$900
$600
$300
$0
Total Shareholder Retrn (TSR)
$120
$100
$80
$60
$40
$20
$0
FY2022
FY2023
FY2024
FY2025
CEO Comp. Actually Paid
Non-CEO NEOs Average Comp. Actually Paid
Value of $100 Investment

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Description of Relationship Between Compensation Actually Paid and Net Income/(Loss)

The following chart sets forth the relationship between compensation actually paid to the Company’s CEO and average compensation actually paid to its Non-CEO NEOs and the Company’s net income/(loss) over the fiscal three-year period from 2023 through 2025.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2025, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except as follows:

●	Tasso Partners, LLC filed a Form 3 on March 14, 2025 relating to its acquisition of beneficial ownership of more than 10% of the Company’s common stock on February 21, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date, April 27, 2026, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 7,272,739 shares of the Company’s common stock issued as of April 27, 2026 (inclusive of shares underlying unvested restricted stock awards). Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	368,450	(2)	5.1%
Dennis M. McGrath	188,017	(3)	2.6%
Shaun M. O’Neil	117,087	(4)	1.6%
Michael A. Gordon	115,888	(5)	1.6%
Victoria T. Lee, M.D.	71,666	(6)	1.0%
Michael J. Glennon	23,830	(7)	*
Timothy E. Baxter	22,439	(8)	*
Ronald M. Sparks	23,272	(9)	*
Debra J. White	22,495	(10)	*
Sundeep Agrawal, M.D.	24,292	(11)	*
All directors and executive officers as a group (nine individuals)	977,436		13.4%
5% Stockholders:
Tasso Partners, LLC and affiliates	974,246	(12)	13.4%
Scopia Holdings LLC and affiliates	756,829	(13)	9.9%
Two Seas Global (Master) Fund LP	755,959	(14)	9.9%
Greenleaf Partners Fund, LP and affiliates	643,685	(15)	8.5%
David S. Nagelberg	546,964	(16)	7.5%
Ayrton Capital LLC	500,049	(17)	6.9%
Craig Kallman 2015 Living Trust	384,616	(18)	5.3%

*	Represents less than one percent of class.

(1)	The business address of each of the individuals is 360 Madison Avenue, 25th Floor, New York, New York 10017, unless otherwise indicated.

(2)	Includes: (i) 9,904 shares of common stock held by Pavilion Venture Partners LLC (“PVP”), of which Dr. Aklog is a member and sole manager, and, accordingly, over which he is deemed to have voting and dispositive power; (ii) 45 shares of common stock held by HCFP/AG LLC, of which Dr. Aklog is a co-manager, and, accordingly, over which he is deemed to have voting and dispositive power; (iii) 357,624 shares of common stock held by Dr. Aklog and his children (including restricted stock awards subject to vesting); and (iv) 877 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Aklog which have vested or are expected to vest within sixty days as of April 27, 2026. Notwithstanding the foregoing, Dr. Aklog disclaims beneficial ownership of the shares of common stock held by PVP and HCFP/AG LLC, except to the extent of his proportionate pecuniary interest therein.

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(3)	Includes 186,695 shares of common stock held by Mr. McGrath (including restricted stock awards subject to vesting); and 1,322 shares of common stock issuable upon the potential exercise of stock options granted to Mr. McGrath which have vested and are expected to vest within sixty days as of April 27, 2026.

(4)	Includes 115,598 shares of common stock held by Mr. O’Neil (including restricted stock awards subject to vesting); and 1,489 shares of common stock issuable upon the potential exercise of stock options granted to Mr. O’Neil which have vested and are expected to vest within sixty days as of April 27, 2026.

(5)	Includes 115,000 shares of common stock held by Mr. Gordon (including restricted stock awards subject to vesting); and 888 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Gordon which have vested and are expected to vest within sixty days as of April 27, 2026.

(6)	Includes 71,666 shares of common stock held by Dr. Lee (including restricted stock awards subject to vesting).

(7)	Includes 21,653 shares of common stock held by Mr. Glennon (including restricted stock awards subject to vesting); and 2,177 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Glennon which have vested and are expected to vest within sixty days as of April 27, 2026.

(8)	Includes 21,097 shares of common stock held by Mr. Baxter (including restricted stock awards subject to vesting); and 1,343 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Baxter which have vested and are expected to vest within sixty days as of April 27, 2026.

(9)	Includes 21,097 shares of common stock held by Mr. Sparks (including restricted stock awards subject to vesting); and 2,176 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Sparks which have vested and are expected to vest within sixty days as of April 27, 2026.

(10)	Includes 21,097 shares of common stock held by Ms. White (including restricted stock awards subject to vesting); and 1,399 shares of common stock issuable upon the potential exercise of stock options granted to Ms. White which have vested and are expected to vest within sixty days as of April 27, 2026.

(11)	Includes 19,336 shares of common stock held by Dr. Agrawal (including restricted stock awards subject to vesting); and 4,956 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Agrawal which have vested and are expected to vest within sixty days as of April 27, 2026.

(12)	Includes (i) 912,996 shares of common stock held by Tasso Partners, LLC, and (ii) 61,250 shares of common stock owned by the GCL Family Trust, which are beneficially owned by Dana Carrera, the trustee of the Trust, and included pursuant to Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended. Excludes 825,385 shares underlying warrants held by Tasso Partners, LLC exercisable for up to 5,365 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 9.99% ownership restriction. The principal business address of each such person is P.O. Box 503 Rumson, NJ 07760. The foregoing information is derived from a Schedule 13G filed by Tasso Partners, LLC on April 14, 2026.

(13)	Scopia Holdings LLC beneficially owns 749,277 shares of Common Stock. Mr. Sirovich may be deemed to have the power to direct the vote and disposition of the shares owned by Scopia Holdings LLC and, therefore, may be deemed to beneficially own such shares. Mr. Sirovich may also be deemed to have the power to direct the vote and disposition of an additional 7,552 shares and therefore may be deemed to beneficially own such shares. Includes 303,123 shares, and excludes 143,031 shares, underlying warrants held by Scopia Holdings LLC exercisable for up to 2,900 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 9.99% ownership restriction. The principal business address of each such person is c/o Scopia Capital Management LP, 152 West 57th Street, 33rd Floor, New York, NY 10019. The foregoing information is derived from a Schedule 13G filed by Scopia Holdings LLC on April 13, 2026.

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(14)	Two Seas Global (Master) Fund LP beneficially owns 755,959 shares of Common Stock. Sina Toussi may be deemed to have the power to direct the vote and disposition of the shares owned by Scopia Holdings LLC and, therefore, may be deemed to beneficially own such shares. Includes 294,420 shares, and excludes 167,118 shares, underlying warrants held by Two Seas Global (Master) Fund LP exercisable for up to 3,000 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 9.99% ownership restriction. The principal business address of each such person 21 3rd St., Rye, NY 10580.

(15)	Greenleaf Partners Fund, LP beneficially owns 615,385 shares of Common Stock. Zac Wydra may be deemed to have the power to direct the vote and disposition of the shares owned by Greenleaf Partners Fund, LP and, therefore, may be deemed to beneficially own such shares. Mr. Wydra may also be deemed to have the power to direct the vote and disposition of an additional 28,300 shares and therefore may be deemed to beneficially own such shares. Includes 307,692 shares underlying warrants held by Greenleaf Partners Fund, LP exercisable for up to 2,000 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 9.99% ownership restriction. The principal business address of each such person is 399 Park Ave., 27th Fl., New York, NY 10022.

(16)	Includes (i) 461,539 shares of common stock held by the David S. Nagelberg 2003 Revocable Trust Dtd. 07/02/03, and (ii) 85,425 shares of common stock held by David Nagelberg. Mr. Nagelberg controls the Trust. Excludes 461,538 shares underlying warrants held by the trust exercisable for up to 3,000 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 4.99% ownership restriction. The principal business address of each such person is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, New York 10174. The foregoing information is derived from a Schedule 13G filed by David S. Nagelberg 2003 Revocable Trust Dtd. 07/02/03 on April 8, 2026.

(17)	Includes 500,049 shares of our common stock held by Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (“Alto B”). Excludes 33,333 shares underlying the 2026 Note held by Alto B and 500,000 shares underlying warrants held by Alto B exercisable for up to 3,250 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), each of which contain a contractually stipulated 4.99% ownership restriction. Ayrton Capital LLC (“Ayrton”), the investment manager to Alto B, has discretionary authority to vote and dispose of the shares held by Alto B and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton, may also be deemed to have investment discretion and voting power over the shares held by Alto B. Ayrton and Mr. Khatri each disclaim any beneficial ownership of these shares. The business address of Alto B, Ayrton and Mr. Khatri is 55 Post Rd. West, 2nd Fl., Westport, CT 06880.

(18)	Includes 384,616 shares of common stock held by Craig Kallman 2015 Living Trust. Craig Kallman controls the Trust. Excludes 384,616 shares underlying warrants held by the trust exercisable for up to 2,500 shares of Series D Preferred Stock at an exercise price of $1,000 per share, each with a stated value of $1,000 and convertible at $6.50 per share (which the Issuer may issue directly upon exercise in lieu of the preferred shares), which contain a contractually stipulated 4.99% ownership restriction. The principal business address of each such person is 200 East 62nd Street, New York, New York, 10065. The foregoing information is derived from a Schedule 13G filed by Craig Kallman 2015 Living Trust on April 3, 2026.

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Equity Compensation Plans

As of December 31, 2025, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	82,356	$148.60	44,813	(1)
Equity compensation plans not approved by security holders	1,813	$2,250.00	—	(2)
Total	84,169	$197.07	44,813	(3)

(1)	Represents 34,595 shares of common stock of the Company available for issuance under the 2014 Plan and 10,218 shares of common stock of the Company available for issuance under the ESPP, each as of December 31, 2025.

(2)	Represents stock options granted prior to the Company’s initial public offering and as inducements to employment.

(3)	Subsequent to December 31, 2025, through April 27, 2026:

●	the number of shares of common stock authorized for issuance under the 2014 Plan was increased by 1,549,784 shares and the number of shares of common stock authorized for issuance under the ESPP increased by 5,556 shares;

●	stock options to purchase 39,084 shares of common stock and restricted stock awards covering 935,650 shares of common stock were granted to the Company’s non-employee directors and certain of the Company’s executive officers and non-executive employees (including newly hired employees) pursuant to the 2014 Plan; and

●	zero shares of common stock were issued pursuant to the ESPP.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since January 1, 2024 in which the Company has been a participant and the amount involved exceeds the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, holders of more than 5% of its voting securities, or affiliates of the foregoing, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Compensation arrangements for the Company’s directors and named executive officers are described above under “Executive Compensation.”

Ongoing Relationship with Lucid

As a subsidiary of the Company, in the ordinary course of Lucid’s business, Lucid has received various management, technical and administrative services provided by the Company, including tax, accounting, treasury, legal, human resources, compliance, insurance, sales, and marketing services. The Company has also provided Lucid with the services of a number of its executives and employees.

Parent Company

As of April 27, 2026, the Company had voting control over 25.5% of Lucid’s outstanding common stock that may be voted at the Lucid’s annual meeting. As the largest shareholder in terms of voting power, the company will be able to significant influence over the election of the members of the Lucid board. Similarly, the Company will have significant influence over matters submitted to a vote of the Lucid’s stockholders and over any change in control of Lucid. As a result, the Company’s interest may discourage a change of control that other holders of Lucid’s stock may favor.

Management Services Agreement

Since Lucid’s inception, Lucid’s business has been operated through an entity separate from the Company. However, Lucid is party to a management services agreement with the Company. Under the management services agreement, the Company provides management and oversight of Lucid’s activities relating to research and development for the EsoGuard and EsoCheck products; regulatory matters concerning the EsoGuard and EsoCheck products; manufacturing, marketing, and commercialization of the EsoGuard and EsoCheck products; financial and accounting matters; and legal matters. The Company also provides senior management oversight and makes its office space available to Lucid under the agreement. The Company agreed to cause certain of its employees to devote as much of their professional time and attention as is reasonably necessary to perform the services described in the management services agreement.

The amount that Lucid pays to the Company under the management services agreement relates to the amount of Company resources dedicated to Lucid’s activities, including an unspecified portion of the compensation to the executive officers and employees it makes available to Lucid, and over time the business focus and consequently the type of costs incurred changed from engineering and product development to clinical trial efforts and commercial activities. Lucid pays a monthly fee to the Company for services under the management services agreement. As of January 1, 2024, such monthly fee was $833,333. The fee was increased to $1,050,000 as of July 1, 2024. The fee was further increased for one month, December 2025, to $2,277,000, in order to cover certain Company employee-related costs in respect of services performed by such employees for the benefit of Lucid. In addition, effective as of July 1, 2022, the parties agreed that the Company may elect to receive payment of the monthly fee in cash or in shares of Lucid’s common stock, with such shares valued at the volume weighted average price during the final ten trading days of the applicable month (subject to a floor price of $0.70 per share and subject to a maximum number of shares as set forth in the agreement, which maximum number of shares was reset by an amendment to the agreement, effective as of March 22, 2024). Lucid paid or accrued a total of approximately $13.8 million and $11.3 million in the years ended December 31, 2025 and 2024, respectively under the management services agreement.

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The term of the management services agreement continues until such time as Lucid’s board of directors determines. Lucid expects to continue to use the Company’s services under the management services agreement until such time as Lucid’s board of directors determines it would be in Lucid’s best interest to engage a dedicated management team. Lucid believes this shared services arrangement is more cost-effective to Lucid, because it provides economies of scale and permits Lucid to focus its infrastructure and resources on the pillars of its growth strategy – expanding commercialization and its clinical evidence base.

Payroll and Benefit-Related Expense Reimbursement Agreement

On November 30, 2022, the Company and Lucid entered into a payroll and benefit expense reimbursement agreement (the “PBERA”). Historically, the Company had paid for certain payroll and benefit-related expenses in respect of Lucid’s personnel on behalf of Lucid, and Lucid had reimbursed the Company for the same. Pursuant to the PBERA, the Company agreed to continue to pay such expenses, and Lucid agreed to continue to reimburse the Company for the same. The PBERA further provided that the expenses would be reimbursed on a quarterly basis or at such other frequency as the parties may determine, in cash or, subject to approval by the board of directors of each of the Company and Lucid, in shares of Lucid’s common stock, with such shares valued at the volume weighted average price of such stock during the final ten trading days preceding the later of the two dates on which such stock issuance is approved by the board of directors of each of the Company and Lucid (subject to a floor price of $0.40 per share), or in a combination of cash and shares. However, in no event would Lucid issue any shares of its common stock to the Company in satisfaction of all or any portion of the expenses if the issuance of such shares of its common stock would exceed the maximum number of shares of common stock that Lucid may issue under the rules or regulations of Nasdaq, unless Lucid obtained the approval of its stockholders as required by the applicable rules of Nasdaq for issuances of shares of its common stock in excess of such amount. In the years ended December 31, 2025 and 2024, Lucid incurred a total of approximately $1.9 million and $2.0 million, respectively, of payroll and benefit-related expenses payable to the Company.

IP Matters

On September 27, 2024, the Company entered into an Assignment of Patent Rights with Lucid, pursuant to which the Company assigned certain patent rights to Lucid related to the EsoCheck device. In consideration of the assignment Lucid paid the Company a $350,000 assignment fee.

Strategic Advisor Agreement

On June 29, 2023, the Company and Dr. Sundeep Agrawal (who became a director of the Company effective September 10, 2024) entered into a strategic advisor agreement pursuant to which Dr. Agrawal provides strategic consulting, general advisory and other services to the Company. The monthly consulting fee under such agreement was initially $7,500 per month, was increased to $10,000 per month effective as of February 1, 2024, and was reduced to $3,333 per month effective as of September 10, 2024 (upon Dr. Agrawal becoming a director of the Company). In addition, in connection with the execution and delivery of the strategic advisor agreement, in July 2023, the Company made an equity grant to Dr. Agrawal of 12,195 restricted shares of the Company’s common stock, and, in consideration of Dr. Agrawal’s contributions under the agreement, in October 2024, the Company further agreed to make an additional equity grant to Dr. Agrawal of an option to acquire 50,000 shares of the Company’s common stock (each such award vesting in accordance with the Company’s standard vesting terms). Moreover, the Company agreed that it would cause to be issued to Dr. Agrawal equity representing 10% of the issued and outstanding shares of common stock of certain subsidiaries to be formed by the Company to consummate an acquisition of any company or business operating in the life sciences industry, to the extent such acquisition results from services provided by Dr. Agrawal. No equity issuances have been made pursuant to such provision to date. The strategic advisor agreement may be terminated at any time by either party on ten days’ prior written notice.

Convertible Note Exchange

On January 17, 2025, the Company consummated the exchange of $22,347,543 in principal amount of its outstanding senior secured convertible notes issued pursuant to that certain Securities Purchase Agreement dated as of March 31, 2022 (the “2022 Notes”), and interest thereon, for 22,347 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”). The outstanding principal balance of the remaining 2022 Note was approximately $6.6 million. The exchange was completed pursuant to an exchange agreement (the “Debt Exchange Agreement”), dated November 15, 2024, between the Company and Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (the “Fund”), the holder of the Convertible Notes and a beneficial owner of more the 5% of the Company’s common stock.

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Under the Debt Exchange Agreement, effective as of consummation on the exchange as of January 17, 2025, we also agreed to certain amendments and modifications to the 2022 Note, including, without limitation, that the conversion price thereunder was reset to $1.068; that the maturity date was extended to December 31, 2025; that any change of control or disposition by us of our shares of Lucid Diagnostics’ common stock would require the prior written consent of the Required Holders (as defined in the 2022 Note); certain other terms and conditions regarding payments under the MSA and the application of the same (including that all MSA payments from Lucid Diagnostics must be made in cash); that we waive our right to redeem the 2022 Note so long as any shares of Series C Preferred Stock are outstanding; that the Fund waives, until December 31, 2025, the financial covenants under the 2022 Note requiring that (i) the amount of our available cash equal or exceed $8.0 million at all times, (ii) the ratio of (a) the outstanding principal amount of the 2022 Note, accrued and unpaid interest thereon and accrued and unpaid late charges to (b) our average market capitalization over the prior ten trading days, not exceed 30%, and (iii) that our market capitalization shall at no time be less than $75 million; and that so long as any shares of Series C Preferred Stock remain outstanding, the Fund will be entitled to exchange all, or any portion, of the 2022 Note (including any interest that would accrue thereon through the maturity date thereof) into shares of Lucid Diagnostics’ common stock held by us, at an exchange price per share of Lucid Diagnostics’ common stock equal to $0.85 per share (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), subject to certain beneficial ownership limitations.

Series C Preferred Stock Purchase

On January 24, 2025, the Company consummated the sale of 2,653 shares of Series C Preferred Stock to the Fund, in a private placement, for a purchase price of approximately $2.653 million, which was satisfied through the cancellation of certain unsecured debt obligations owed by the Company. The sale was completed pursuant to a securities purchase agreement, dated November 20, 2024, between the Company and the Fund.

Series D Preferred Stock Purchase and Related Arrangements

On February 3, 2026, the Company sold to certain accredited investors, including the Fund and each of Tasso Partners, LLC, Two Seas Global (Master) Fund LP, David S. Nagelberg 2003 Revocable Trust Dtd. 07/02/03, Scopia Holdings LLC, Craig Kallman 2015 Living Trust and Greenleaf Partners Fund, LP, each of which, after giving effect to such sale, is a beneficial owner of more the 5% of the Company’s common stock, for an aggregate purchase price of $30,000,000, (i) 30,000 shares of the Series D Convertible Preferred Stock (“Series D Preferred Stock”), and (ii) warrants to purchase an additional 30,000 shares of Series D Preferred Stock (“Warrants”), with each investor receiving 100 shares of Series D Preferred Stock and a Warrant to purchase 100 shares of Series D Preferred Stock for each $100,000 of its investment. The initial conversion price of the Series D Preferred Stock was $6.50 per share, subject to adjustment in the event of stock splits, stock dividends, and similar transactions.

Concurrently with the Private Placement, the Company redeemed all 16,962 shares of its outstanding Series C Preferred Stock and refinanced all $8,414,890 in principal and interest of the 2022 Note issued by the Company on September 8, 2022, in consideration of a cash payment to the Fund of approximately $22,346,241 (which was made using proceeds from the sale of the Series D Preferred Stock) and the issuance to the Fund of an Amended and Restated Senior Secured Convertible Note (the “2026 Note”) with a principal amount of $15,000,000.

On March 27, 2026, the Company’s shareholders approved the conversion of the 30,000 outstanding shares of Series D Preferred Stock into shares of the Company’s common stock. Promptly following such approval, such preferred stock was converted in full into 4,615,393 shares of the Company’s common stock. The Warrants remain outstanding.

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NextFlo

On September 16, 2025, the Company and NextFlo Medical Inc. (“NextFlo Medical”) entered into a license agreement pursuant to which the Company agreed to license to NextFlo Medical certain intellectual property rights relating to the Company’s NextFlo technology (which the Company had decided it does not have the resources to fund the development of itself at this time). In consideration of the Company’s agreement to license this technology to NextFlo Medical, NextFlo Medical agreed to make certain royalty payments to the Company based on net sales generated from any licensed products sold by NextFlo Medical that incorporate the licensed technology, and to make certain other payments to the Company upon a change in control of NextFlo Medical. Concurrent with the execution of the license agreement, the Company entered into a six-month consulting agreement with NextFlo Medical, pursuant to which it agreed to pay NextFlo Medical a monthly fee of $20,000 to fund certain research and development activities with respect to the NextFlo technology. Mr. Glennon is the managing partner of NextFlo Medical and each of Mr. Glennon and Dr. Aklog have an ownership interest in NextFlo Medical. The Company does not believe that either the license agreement or the consulting agreement are material at this time.

Expense Reimbursements

The Company will reimburse its management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

Related Party Policy

The Company’s Code of Ethics requires that it avoid, wherever possible, all transactions that could result in actual or potential conflicts of interests, which includes related party transactions, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). More generally, a conflict of interest situation may arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest generally may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

All future and ongoing related party transactions will require prior review and approval by the audit committee, which will have access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction without the approval of the audit committee. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2027 annual meeting of stockholders on or around June 16, 2027. A proposal that a stockholder intends to present at the 2027 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than December 31, 2026. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2027 annual meeting of stockholders, this notice must be received no earlier than March 18, 2027 and no later than April 17, 2027. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials at no charge, please notify your broker, bank or other nominee, if you are a beneficial owner, or direct a request to the Company, if you are a holder of record. Holders of record may make send a request in writing to PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017, or may make a request by telephone at (917) 813-1828. The Company undertakes to deliver promptly, upon any such written or verbal request, a separate copy of the Company’s proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

Dated April 30, 2026

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Annex A

EMPLOYEE STOCK PURCHASE PLAN

(Effective as of April 1, 2019)

(Amended and Restated Effective as of           , 2026)

On April 1, 2019 (the “Effective Date”), the Board (or an appropriate committee thereof) adopted this Employee Stock Purchase Plan (the “Plan”), which shall govern all grants of Options made after the Effective Date. On March 12, 2020 the Board amended and restated the Plan, subject to, and effective as of, the approval of the Company’s shareholders; and on April 22, 2021, the Board amended and restated the Plan, subject to, and effective as of, the approval of the Company’s shareholders.

1. Purpose of the Plan. The purpose of this Plan is to encourage and enable Eligible Employees of the Company and certain of its Subsidiaries to acquire proprietary interests in the Company through the ownership of Shares. It is the intention of the Company to have this Plan and the Options granted pursuant to this Plan satisfy the requirements of Section 423 of the Code; provided, however, that the Administrator may also authorize the grant of Options under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Administrator for such purpose (each, a “Non-423 Offering”).

2. Definitions. Unless otherwise provided in the Plan, capitalized terms, when used herein, shall have the following respective meanings:

a. “Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for purchasing Shares under this Plan.

b. “Administrator” shall mean the Board, the Compensation Committee of the Board or any other committee appointed by the Board.

c. “Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

d. “Board” shall mean the Company’s Board of Directors.

e. “Cashless Participation Agreement” shall mean an agreement in the form as may be adopted by the Administrator from time to time.

f. “Cashless Participation Program” shall mean the program described in Section 9.

g. “Change in Control” shall mean and include each of the following:

i. A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (a) and (b) of subsection (iii) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

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ii. During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

iii. The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

a. which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

b. after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (b) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

h. “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

i. “Common Stock” shall mean the Company’s common stock.

j. “Company” shall mean PAVmed Inc.

k. “Designated Subsidiaries” shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees. The Administrator may provide that the non-U.S. Eligible Employees of any Designated Subsidiary shall only be eligible to participate in a Non-423 Offering.

l. “Eligible Compensation” shall mean and refer to the Participant’s cash compensation paid through the Company’s or a Designated Subsidiary’s payroll system for personal services rendered in the course of employment. “Eligible Compensation” shall be limited to amounts received by the Participant during the period he or she is participating in the Plan and includes salary, wages and other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company or any Designated Subsidiary (including any 401(k) plan, 125 plan, or any other deferred compensation plan), overtime pay, commissions, draws against commissions, shift premiums, sick pay, vacation pay, holiday pay, severance pay and shutdown pay, except to the extent that the exclusion of any such item (or a sub-set of any such item) is specifically directed by the Administrator for all Eligible Employees. “Eligible Compensation” does not include any remuneration paid in a form other than cash, fringe benefits (including car allowances and relocation payments), employee discounts, expense reimbursement or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Subsidiary makes to any benefit plan (including any 401(k) plan or any other welfare or retirement plan).

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m. “Eligible Employee” shall mean any person, including an officer, who is employed by the Company or any Designated Subsidiary.

n. “Enrollment Agreement” means an agreement between the Company and an Eligible Employee, in such form as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in this Plan, or elects to make changes with respect to such participation as permitted by this Plan.

o. “Enrollment Period” shall mean that period of time prescribed by the Administrator during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

p. “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Market Reporting System (the “Global Market”) or any other established stock exchange for the date in question or, if no sales of Common Stock were reported by the NASD on the Global Market or any other established stock exchange on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the last day preceding such day on which sales of Common Stock were reported. The Administrator may, however, provide with respect to one or more Options that the Fair Market Value shall equal the last price for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the date in question or the most recent trading day, provided that any such determination is made on a uniform basis with respect to all Options under the Plan or in a separate offering thereunder. If the Common Stock is no longer listed or is no longer actively traded on the Global Market or any other established stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances. The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Options if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Option(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Options will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

q. “Irrevocable Contract” shall mean an irrevocable enforceable contract in the form as may be adopted by the Administrator from time to time.

r. “Offering Period Beginning Date” shall mean the first Trading Day of each Offering Period.

s. “Offering Period” shall mean the period established in advance by the Administrator during which Payroll Contributions shall be collected to purchase Shares pursuant to an offering made under this Plan. Unless otherwise established by the Administrator prior to the start of an Offering Period, there shall be two Offering Periods that commence each year, and each shall be of approximately six months’ duration, with the first such Offering Period beginning on April 1 (or the first Trading Day following such April 1 if such April 1 is not a Trading Day) and ending on September 30 (or the Trading Day immediately preceding such September 30 if such September 30 is not a Trading Day), and the second such Offering Period beginning on October 1 (or the first Trading Day following such October 1 if such October 1 is not a Trading Day) and ending on March 31 of the following year (or the Trading Day immediately preceding such March 31 if such March 31 is not a Trading Day).

t. “Offering Period End Date” shall mean the last Trading Day of an Offering Period.

u. “Option” shall mean the right granted to Participants to purchase Shares pursuant to an offering made under this Plan.

v. “Outstanding Election” shall mean a Participant’s then-current election to purchase Shares in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 10 and deemed cancellation under Section 15) prior to the close of business on the last Trading Day of the Offering Period or such other date as determined by the Administrator.

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w. “Participant “ shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 6.

x. “Payroll Contributions” shall have the meaning set forth in Section 8.

y. “Plan “ shall mean this PAVmed Inc. Employee Stock Purchase Plan as herein amended and restated, and as it may be further amended from time to time.

z. “Purchase Price Per Share” shall be the lower of (i) eighty-five percent (85%) of the Fair Market Value on the Offering Period Beginning Date or (ii) eighty- five percent (85%) of the Fair Market Value on the Offering Period End Date.

aa. “Share” shall mean one share of Common Stock.

bb. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

cc. “Termination of Service” means, in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including but not by way of limitation, a termination by resignation, discharge, death, disability, retirement or the disaffiliation of a Subsidiary but excluding such termination where there is a simultaneous reemployment by the Company or a Subsidiary, and excluding any bona fide and Company approved leave of absence such as family leave, medical leave, personal leave and military leave.

dd. “ Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.

3. Shares Reserved for Plan. Subject to adjustment pursuant to Section 18, a maximum of 215,774 Shares may be delivered pursuant to Options granted under this Plan; provided that the maximum number of Shares that may be delivered pursuant to Options granted under this Plan will automatically and cumulatively increase on January 1, 2022 and on each subsequent January 1, through and including January 1, 2031, by a number of shares (the “Annual Increase”) equal to the smallest of (i) 2% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, (ii) 500,000 Shares, or (iii) an amount determined by the Board. The Shares reserved for issuance pursuant to this Plan shall be authorized but unissued Shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. All Shares issued under the Plan shall be free of a restricted legend. For the avoidance of doubt, up to the maximum number of Shares reserved under this Section 3 may be used to satisfy exercises of Options granted pursuant to this Plan under Section 423 of the Code and any remaining portion of such maximum number of Shares may be used to satisfy exercises of any Options that may be granted under a Non-423 Offering.

a. If the number of Shares to be purchased by Participants on the Offering Period End Date exceeds the total number of Shares then available under the Plan, then the Administrator shall make a pro-rata allocation of any Shares that may be issued pursuant to the Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of Shares to be purchased under the Participant’s Option.

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b. If the Administrator determines that some or all of the Shares to be purchased by Participants on the Offering Period End Date would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the Shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Administrator may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

4. Administration of the Plan. The Administrator shall have the authority and responsibility for the day-to-day administration of the Plan, which, to the extent permitted by Applicable Laws, it may delegate to a sub-committee. Subject to the provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to:

a. Interpreting the Plan and adopting rules and regulations it deems appropriate to implement the Plan including amending any outstanding Option as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of the Plan;

i. Establishing the timing and length of Offering Periods;

ii. Establishing minimum and maximum contribution rates;

iii. Changing the existing limit set forth in Section 5(b) on the number of Shares an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;

iv. Adopting such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax- preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in a Non-423 Offering or other sub-plans established by the Administrator; and

v. Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permit payroll withholding more than the amount designated by a Participant to adjust for delays or mistakes in the processing of properly completed enrollment forms.

The Administrator’s determinations under the Plan shall be final and binding on all persons.

5. Grant of Option; Limitations.

a. Grant of Option. On each Offering Period Beginning Date, each Participant shall automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with the Payroll Contributions credited to the Participant’s Account during the applicable Offering Period and the Cashless Participation loan proceeds if the Participant has agreed to the Cashless Participation Program.

b. Limit on Value of Shares Purchased. Any provisions of the Plan to the contrary notwithstanding, excluding Options granted pursuant to any Non-423 Offering, no Participant shall be granted an Option to purchase Shares under this Plan which permits the Participant’s rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Shares (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

c. 5% Owner Limit. Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option to purchase Shares under this Plan if such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares or any of its Subsidiaries.

d. Other Limitations. The Administrator may determine, as to any Offering Period, that the offer will not be extended to highly compensated Eligible Employees within the meaning of Section 4l4(q) of the Code. In addition, the Administrator may determine to impose a maximum number of Shares that may be purchased by any Participant and/or by all Participants in the aggregate during an Offering Period.

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6. Participation in the Plan. An Eligible Employee may become a Participant for an Offering Period by completing the prescribed Enrollment Agreement and submitting such form to the Company (or the Company’s designee) as directed by the Company, or by following an electronic or other enrollment process as prescribed by the Company, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. Such Enrollment Agreement shall contain the payroll deduction authorization described in Section 8. A Participant may participate in the Cashless Participation Program by executing the Cashless Participation Agreement and Irrevocable Contract pursuant to Section 9. Such Cashless Participation Agreement and Irrevocable Contract will not impair the Participant’s ability to withdraw from the Plan in accordance with Section 10. A payroll deduction authorization will be effective for the first Offering Period following the submission of the Enrollment Agreement and all subsequent Offering Periods as provided by Section 7 until it is terminated in accordance with Sections 10 or 15, it is modified by filing another Enrollment Agreement in accordance with this Section 6 or an election is made to decrease Payroll Contributions in accordance with Section 8 or until the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the Plan.

7. Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of Payroll Contributions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 8, and each Participant who participates in the Cashless Participation Program for an Offering Period will continue to participate in the Cashless Participation Program for subsequent Offering Periods, unless the Participant has elected to withdraw from the Plan in accordance with Section 10, the Participant’s employment terminates, or the Participant is otherwise ineligible to participate in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8. Payroll Contributions. Each Participant’s Enrollment Agreement shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between l% and 15% deducted on each payday during the Offering Period and credited to the Participant’s Account for the purchase of Shares pursuant to the Offering Period (such amount, the “Payroll Contributions”). Payroll Contributions shall commence on the Offering Period Beginning Date of the first Offering Period to which the Enrollment Agreement relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Section 7. Participants shall not be permitted to make any separate cash payments into their Account for the purchase of Shares pursuant to an offering.

a. If in any payroll period, a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her Payroll Contribution election, then (i) the Payroll Contribution election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the Payroll Contribution election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such Payroll Contributions; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

b. Participant may elect to decrease, but not increase, the rate of his or her Payroll Contributions during an Offering Period by submitting the prescribed form to the Company (or the Company’s designee) at any time prior to the first day of the last calendar month of such Offering Period. Any such Payroll Contribution change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 7. Participants will only be allowed to decrease the rate of Payroll Contributions once per Offering Period. Reductions in Payroll Contribution rates do not constitute a withdrawal or termination of the Plan. A Participant may only increase his or her rate of Payroll Contributions to be effective for the next Offering Period by completing and filing with the Company a new Enrollment Agreement authorizing the Payroll Contributions.

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c. Notwithstanding the foregoing, the Company may adjust a Participant’s Payroll Contributions and Cashless Participation loan amount at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Section 5. Payroll Contributions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment starting with the first Offering Period that begins in the next calendar year (or such other time as is determined by the Administrator) unless the Participant withdraws in accordance with Section 10, is withdrawn from the Plan in accordance with Section 15 or is otherwise ineligible to participate in the Plan.

9. Cashless Participation Program. An Eligible Employee may become a participant in the Cashless Participation Program by completing and submitting to the Company, its appointed plan administrator or Cashless Participation loan provider a Cashless Participation Agreement and an Irrevocable Contract, which shall contain terms and conditions of the Eligible Employee’s participation in the Cashless Participation Program, including, without limitation, the level of participation, sale price, loan terms, interest and repayment provisions. The aggregate outstanding principal amount of any loan to a Participant under the Cashless Participation Program will be equal to the difference between the Participant’s selected Payroll Contribution rate pursuant to Section 8 and the maximum allowable under the Plan for such Offering Period pursuant to Section 5. Participation in the Cashless Participation Program is available to all Eligible Employees (other than executive officers of the Company), unless prohibited by Applicable Law. All Employees must contribute a minimum of 1% of Eligible Compensation to be able to participate in the Cashless Participation program.

10. Withdrawal from Offering Period After Offering Period Beginning Date. An Eligible Employee may withdraw from any Offering Period after the applicable Offering Period Beginning Date, in whole but not in part, at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, ten days before the last Trading Day of such Offering Period, by submitting the prescribed withdrawal notice to the Company (or the Company’s designee). If a Participant withdraws from an Offering Period, the Participant’s Option for such Offering Period will automatically be terminated, and the Company will refund in cash the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter. A Participant’s withdrawal from an Offering Period shall be irrevocable. If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new Enrollment Agreement in accordance with Section 6.

11. Purchase of Stock. On the last Trading Day of each Offering Period, the Administrator shall cause the amount credited to each Participant’s Account from Payroll Contributions and any loan proceeds from the Cashless Participation Program to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to limitations of Sections 3 and 5, and amounts from the Participant’s Account that are used to purchase such Shares shall be deducted from such Participant’s Account. In no event may Shares be purchased pursuant to an Option more than 27 months after the Offering Period Beginning Date of such Option. Any amounts remaining credited to the Participant’s Account on the Offering Period End Date shall be returned to such Participant in one lump sum in cash as soon as reasonably practicable after the Offering Period End Date. At the time a Participant’s Options under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or a Subsidiary’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock acquired upon exercise of the Option. At any time, the Company or a Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary any tax deductions or benefits attributable to the sale or early disposition by the Participant of Common Stock by the Participant upon exercise of the Option.

12. Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Shares under this Plan unless otherwise determined necessary by the Administrator.

13. Rights as Shareholder. A Participant will not be a shareholder with respect to Shares subject to the Participant’s Options issued under the Plan until the Shares are purchased pursuant to the Options and such Shares are transferred into the Participant’s name on the Company’s books and records.

14. Options Not Transferable. A Participant’s Options under this Plan may not be sold, pledged, assigned, or transferred in any manner. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account. For the avoidance of doubt, participation in the Cashless Participation Program, including without limitation, the delivery to the Cashless Participation Provider of any Shares required for the repayment by the Participant of any Cashless Participation loan amount, will not be deemed to violate this Section 14.

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15. Deemed Cancellations.

a. Termination of Service. In the event of a Participant’s Termination of Service, any outstanding Option held by the Participant shall immediately terminate, the Participant shall be withdrawn from the Plan and the Participant shall receive a refund of the amount contributed to the Plan.

b. Death of a Participant. If a Participant dies, any outstanding Option held by the Participant shall immediately terminate and the Participant shall be withdrawn from the Plan. As soon as administratively practicable after the Participant’s death, the amount then credited to the Participant’s Account shall be remitted to the executor, administrator or other legal representative of the Participant’s estate or, if the Administrator permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant if such designation has been filed with the Company or the Company’s designee before such Participant’s death. If such executor, administrator or other legal representative of the Participant ‘s estate has not been appointed (to the knowledge of the Company) or if the beneficiary or beneficiaries are no longer living at the time of the Participant’s death, the Company, in its discretion, may deliver the outstanding Account balance to the spouse or to any one or more dependents or relatives of the Participant or to such other person as the Company may designate.

16. Application of Funds. All funds received by the Company in payment for Shares purchased under this Plan and held by the Company at any time may be used for any valid corporate purpose.

17. No Employment/Service Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself, shall be construed to grant any person the right to remain in the employ of the Company or any Subsidiary for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

18. Adjustments. Subject to Section 19, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of Shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific Share limits, maximums and numbers of Shares set forth elsewhere in the Plan), (2) the number, amount and type of Shares of Common Stock (or other securities or property) subject to any outstanding Options, (3) the Purchase Price Per Share of any outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Options.

a. It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (to not trigger any charge to earnings with respect to such adjustment) requirements.

b. Without limiting the generality of Section 4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 18, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

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19. Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control, or in the event the Company is liquidated, then all outstanding Options under the Plan shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Account via Payroll Contributions and Cashless Participation loans to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations of Sections 3 and 5, provided that any Shares subject to an Irrevocable Contract will continue to be subject thereto.

20. Acquisitions and Dispositions. The Administrator may, in its sole and absolute discretion and in accordance with principles under Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and, notwithstanding Section 15(b), may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Administrator considers appropriate in the circumstances.

21. Government Approvals or Consents. This Plan and any offering and sales of Shares or delivery of Shares under this Plan to Eligible Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therein.

22. Plan Amendment; Plan Termination. The Board may from time to time amend or terminate the Plan in any manner it deems necessary or advisable; provided, however, that no such action shall adversely affect any then outstanding and vested Options under the Plan unless such action is required to comply with Applicable Laws; provided, further, that any Cashless Participation Agreement or Irrevocable Contract may only be amended in accordance with its terms; and provided, further, that no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by Applicable Laws. Upon the termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter.

23. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions) and applicable U.S. federal laws.

24. Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Offering Period Beginning Date in which the Shares were purchased or (b) within one year after the date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

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205919 Pavmed Proxy Card Rev1 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PAVMED INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 23, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/pavmed/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2 AND 3.

Please mark your votes like this ☒

1. Election of Class A Directors

(1) Ronald M. Sparks
(2) Timothy Baxter

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Ratification of the appointment of the independent registered certified public accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature________________________________ Signature, if held jointly________________________________ Date__________2026.

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

205919 Pavmed Proxy Card Rev1 - Back

2026

The Company's Proxy Statement and Annual Report on Form 10-K are available at https://www.cstproxy.com/pavmed/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of PAVMED INC. held of record by the undersigned at the close of business on April 27, 2026 at the Annual Meeting of Stockholders of PAVMED INC. to be held on June 24, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE DIRECTORS LISTED HEREIN, IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)